[GRAPHIC]

SunAmerica

                            THE RETIREMENT SPECIALIST

Strategic Investment Series

PROSPECTUS 2003




                                                         [AIG LOGO] SunAmerica
                                                                    Mutual Funds

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THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS

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sources:

o Information we receive from you on applications or other forms; and

o Information about your AIG SunAmerica Mutual Funds transactions with us or others, including your financial advisor.

SunAmerica will not disclose any nonpublic personal information about you or
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o SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

o SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

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employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

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February 28, 2003                                                     PROSPECTUS
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SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.(R)

          SUNAMERICA BIOTECH/HEALTH FUND
          TAX MANAGED EQUITY FUND
          SUNAMERICA STOCK INDEX FUND
          SUNAMERICA SCIENCE & TECHNOLOGY FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                               Table of Contents
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FUND HIGHLIGHTS ............................................................. 2

SHAREHOLDER ACCOUNT INFORMATION .............................................15

MORE INFORMATION ABOUT THE FUNDS ............................................24

         FUND INVESTMENT STRATEGIES .........................................24

         GLOSSARY ...........................................................26

         INVESTMENT TERMINOLOGY .............................................26

         RISK TERMINOLOGY ...................................................26

FUND MANAGEMENT .............................................................28

FINANCIAL HIGHLIGHTS ........................................................30

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Fund Highlights
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Q&A

The following questions and answers are designed to give you an overview of SunAmerica Strategic Investment Series, Inc. (the "Company"), and to provide you with information about the Company's separate Funds and about their investment goals, principal investment strategies, and principal investment techniques. Each investment goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart under "More Information About the Funds," on pages 24 and 25 and the glossary that follows on pages 26 and 27.

Q:   What are the Funds' investment goals, principal strategies and techniques?
A:
                                          PRINCIPAL
                        INVESTMENT        INVESTMENT     PRINCIPAL INVESTMENT
FUND                       GOAL            STRATEGY           TECHNIQUES
----                    ----------        ----------     --------------------

SunAmerica Biotech/    long-term           growth        active trading of
Health Fund*           growth of capital                 equity securities of
                                                         companies
                                                         principally engaged
                                                         in biotechnology or
                                                         healthcare, without
                                                         regard to market
                                                         capitalization.
                                                         Under normal market
                                                         conditions invests
                                                         at least 80% of the
                                                         Fund's net assets,
                                                         plus any borrowing
                                                         for investment
                                                         purposes, in such
                                                         securities.

Tax Managed            high total return   growth        active trading of
                       while minimizing    and value     equity securities
                       the impact of                     Equity Fund of large
                       capital gains                     and medium-sized
                                                         U.S. companies while
                                                         attempting to
                                                         minimize capital
                                                         gains distributions
                                                         to shareholders.
                                                         Under normal market
                                                         conditions invests
                                                         at least 80% of the
                                                         Fund's net assets,
                                                         plus any borrowing
                                                         for investment
                                                         purposes, in equity
                                                         securities.

SunAmerica Stock       returns that are    index         invests in equity
Index Fund             similar to the                    securities of
                       total return of                   companies included
                       the S&P 500 Index                 in the S&P 500 Index

SunAmerica Science     long-term growth    growth        active trading of
& Technology Fund      of capital                        equity securities of
                                                         companies expected
                                                         to benefit from the
                                                         development,
                                                         advancement and
                                                         application of
                                                         science and
                                                         technology, without
                                                         regard to market
                                                         capitalization.
                                                         Under normal market
                                                         conditions invests
                                                         at least 80% of the
                                                         Fund's net assets,
                                                         plus any borrowing
                                                         for investment
                                                         purposes, in such
                                                         securities.

*    Formerly called the SunAmerica Biotech/Health 30 Fund.

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When deemed  appropriate by an Adviser, a Fund may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

A "GROWTH" ORIENTED philosophy --that of investing in securities believed to offer the potential for long-term growth of capital--focuses on securities considered to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

A "VALUE" ORIENTED philosophy--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

An "INDEX" fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called tracking differences.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation. For specific market capitalization ranges, see page 26.

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2

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ADDITIONAL INFORMATION ABOUT THE SUNAMERICA BIOTECH/HEALTH FUND'S TECHNIQUES

The Fund primarily invests in biotechnology companies and healthcare companies. Biotechnology companies are those principally engaged in the research, development, manufacture, distribution or application of biotechnological products, services or processes, as well as companies believed to benefit significantly from scientific and technological advances in biotechnology. This may include companies involved in such areas as pharmaceuticals, chemicals, medical/surgical, human healthcare, agricultural and veterinary applications, and genetic engineering. Healthcare companies are those principally engaged in research, development, ownership and/or operation of healthcare facilities, franchises or practices, or in the design, manufacture or sale of healthcare-related products or services such as medical, dental and optical products, hardware or services. The relative size of the Fund's investments in biotechnology companies and healthcare companies will vary from time to time. The Fund will invest in 30 to 50 securities, with the number of holdings varying from time to time. The Fund may invest in additional financial instruments for cash management or hedging purposes.

ADDITIONAL INFORMATION ABOUT THE TAX MANAGED EQUITY FUND'S TECHNIQUES

The Tax Managed Equity Fund invests primarily in large and medium-sized U.S. companies (based on market capitalization) which the Fund selects to achieve a blend of growth companies, value companies and companies that have elements of growth and value. The Fund's industry weightings are similar to those of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index or the Index). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

The Tax Managed Equity Fund attempts to invest in a tax aware manner. This is designed to reduce, but not eliminate, capital gains distributions to shareholders. In doing so, the Fund sells securities when the anticipated total return benefit justifies the resulting tax liability. This strategy often includes holding securities long enough to avoid higher, short-term capital gains taxes, selling shares with a higher cost basis first, and offsetting gains realized on one security by selling another security at a capital loss. You should realize, however, that the Fund's tax aware strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund, which ultimately will be distributed to you, or affect your potential tax liability if you sell or exchange shares of the Fund. The Fund might not be an appropriate investment for a tax-deferred or tax-exempt investor.

ADDITIONAL INFORMATION ABOUT THE SUNAMERICA STOCK INDEX FUND'S TECHNIQUES

The Fund substantially invests in equity securities of companies included in the S&P 500 Index, which is composed of 500 common stocks chosen by Standard & Poor's Corporation ("S&P"). The S&P 500 Index approximates the general distribution of industries in the U.S. economy and captures the price performance of a large cross-section of the publicly traded stock market. The Index is capitalization-weighted, meaning that it holds each stock in proportion to its total value in the stock market. The Subadviser may endeavor to replicate the Index by purchasing every stock included in the Index, in the same proportions. In the alternative, the Subadviser may invest in a sampling of index stocks by utilizing a statistical technique known as "optimization." See "More Information About the Funds--Risk Terminology."

ADDITIONAL INFORMATION ABOUT THE SUNAMERICA SCIENCE & TECHNOLOGY FUND'S
TECHNIQUES

The Fund primarily invests in science and technology companies. Science and technology companies are those expected to benefit from the development, advancement and application of science and technology. This may include companies involved in such areas as electronics (including hardware, software and components), communications, e-commerce (companies doing business through the Internet), information services, media, life sciences and healthcare, environmental services, chemicals and synthetic materials, and defense and aerospace. Investments in companies expected to benefit from technological advances may include companies not directly involved in research and development. Holdings can range from small unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. The relative size of the Fund's investments within these industries will vary from time to time, and at times any one of these industries may not be represented in the Fund's holdings.

Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

A: The following section describes the principal risks of the Funds, while the chart on pages 24 and 25 describes various additional risks.

RISKS APPLICABLE TO ALL FUNDS

RISKS OF INVESTING IN EQUITY SECURITIES
x
Each Fund invests primarily in equity securities. As with any equity fund, the value of your investment in a Fund may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform poorly under circumstances in which "value" stocks in general have continued to rise. In addition, individual stocks selected for a Fund may underperform the market generally.

ADDITIONAL PRINCIPAL RISKS

Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, SunAmerica or SunAmerica's affiliates, any government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

                                                                               3

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FUND HIGHLIGHTS
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ADDITIONAL RISKS OF SUNAMERICA BIOTECH/HEALTH FUND

RISKS OF NON-DIVERSIFICATION

The Fund is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

RISKS OF INVESTING IN BIOTECHNOLOGY COMPANIES AND HEALTHCARE COMPANIES

To the extent that the Fund invests significantly in issuers conducting business in the same economic sector, those issuers may react similarly to different market pressures and events. Both biotechnology companies and healthcare companies may be significantly affected by government regulations and government approval of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in biotechnology and/or healthcare companies.

ADDITIONAL RISKS OF SUNAMERICA BIOTECH/HEALTH FUND, TAX MANAGED EQUITY FUND AND SUNAMERICA SCIENCE & TECHNOLOGY FUND

RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES

Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as those of larger companies.

ADDITIONAL RISKS OF TAX MANAGED EQUITY FUND

RISKS OF TAX MANAGED INVESTING

Seeking to maximize after-tax returns may require trade-offs that affect pre-tax returns.

ADDITIONAL RISKS OF SUNAMERICA SCIENCE & TECHNOLOGY FUND

RISKS OF INVESTING IN SCIENCE AND TECHNOLOGY COMPANIES

To the extent that the Fund invests significantly in issuers conducting business in the same economic sector, those issuers may react similarly to different market pressures and events. Science and technology companies may be significantly affected by intense competition and rapid obsolescence due to advancing technology. The level of risk will rise to the extent that the Fund has significant exposure to smaller, unseasoned and newly public companies. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in science and/or technology companies.

ADDITIONAL RISKS OF SUNAMERICA STOCK INDEX FUND

RISKS OF INDEX TRACKING VARIATIONS

Index funds generally try to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and investment overhead as part of its normal operations. An index is an unmanaged group of securities, so it does not have these expenses. The factors that cause an index fund to perform differently from the index it tries to track are called tracking differences. There is no assurance that an index fund can track its target index.

RISKS OF INDEX MANAGING

INDEX RISK: An index fund is managed to an index. Therefore, the Fund's performance will be closely tied to the index. If the index goes down, it is likely that the Fund's performance will also go down. Such a Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its index, even if there are adverse developments concerning a particular security, company or industry.

4


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Q:   HOW HAVE THE FUNDS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual return, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

SUNAMERICA BIOTECH/HEALTH FUND  (CLASS A)

[The following table represents a bar chart in the printed piece.]

'01     -9.18%

'02    -36.47%

During the 2-year period shown in the bar chart, the highest return for a quarter was 18.31% (quarter ended June 30, 2001) and the lowest return for a quarter was -24.63% (quarter ended June 30, 2002).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)

                                                                 Past One        Since
                                                                   Year        Inception***
SunAmerica Biotech/Health Fund*
Returns Before Taxes                             Class A          -40.11%       -19.05%
                                                 Class B          -39.38%       -18.62%
                                                 Class II         -38.09%       -17.97%
Return After Taxes on Distributions (Class A)                     -40.11%       -19.57%
Return After Taxes on Distributions and Sale
  of Fund Shares (Class A)+                                       -24.63%       -14.83%
AMEX Biotechnology Index**                                        -41.74%       -19.32%
Morningstar Specialty-Health Category****                         -29.35%       -14.88%

   * Includes sales charges.

  ** The AMEX Biotechnology Index is designed to measure the performance of a cross-section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Previously, the Fund used the JP Morgan H&Q Healthcare Sector Index as its benchmark. The Fund will use the AMEX Biotechnology Index going forward due to the fact that the JPMorgan H&Q Healthcare Sector Index no longer exists.

 *** Class A, B and II shares commenced offering on June 14, 2000.

**** Developed  by  Morningstar,   the  Morningstar   Specialty-Health  Category
     currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

   + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

                                                                               5
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FUND HIGHLIGHTS
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The  following  Risk/Return  Bar  Charts  and  Tables  illustrate  the  risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

TAX MANAGED EQUITY FUND  (CLASS A)

[The following table represents a bar chart in the printed piece.]

'00     -7.51%

'01    -10.80%

'02    -25.38%

During the 3-year period shown in the bar chart, the highest return for a quarter was 10.41% (quarter ended December 31, 2001) and the lowest return for a quarter was -17.44% (quarter ended September 30, 2002).

Average Annual Total Returns
(as of the calendar year
ended December 31, 2002)

                                                                 Past One    Return Since
                                                                   Year       Inception***
Tax Managed Equity Fund*
Returns Before Taxes                              Class A         -29.66%        -9.77%
                                                  Class B         -28.90%        -9.71%
                                                 Class II         -27.46%        -9.21%
Return After Taxes on Distributions (Class A)                     -29.66%        -9.77%
Return After Taxes on Distributions and Sale
  of Fund Shares (Class A)+                                       -18.21%        -7.57%
S&P 500 Index**                                                   -22.10%        -7.28%
Morningstar Large Blend Category****                              -22.06%        -6.43%

   * Includes sales charges.

  ** The S&P 500(R) is the Standard &Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

 *** Class A, B and II shares commenced offering on March 1, 1999.

**** Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have porfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

   + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

6

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SUNAMERICA STOCK INDEX FUND  (CLASS A)1

[The following table represents a bar chart in the printed piece.]

'99     20.39%

'00     -9.92%

'01    -12.16%

'02    -22.94%

During the 4-year period shown in the bar chart, the highest return for a quarter was 14.39% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.45% (quarter ended September 30, 2002).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)

                                                                 Past One     Class A & B Since         Class II
                                                                   Year          Inception***         Since Inception***
SunAmerica Stock Index Fund*
Returns Before Taxes                             Class A          -27.37%           -6.12%                 N/A
                                                 Class B          -26.47%           -6.02%                 N/A
                                                 Class II         -24.86%            N/A                  -19.87%
Return After Taxes on Distributions (Class A)                     -27.61%           -6.55%                 N/A
Return After Taxes on Distributions and Sale
  of Fund Shares (Class A)+                                       -16.80%           -4.94%                 N/A
S&P 500 Index**                                                   -22.10%           -3.90%                -18.60%
Morningstar Large Blend Category****                              -22.06%           -3.40%                -16.20%

1 Performance information shown for periods prior to November 16, 2001 is that of the Stock Index Fund, a series of North American Funds (the "NAF Stock Index Series"), which was reorganized into the Fund on November 16, 2001 (the "Stock Index Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Stock Index Series"), which was reorganized into the NAF Stock Index Series on July 7, 2000. The Fund commenced operations upon consummation of the Stock Index Fund Reorganization. The NAF Stock Index Series and the AGSPC2 Stock Index Series each had the same investment adviser and a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the shares of the NAF Stock Index Series and AGSPC2 Stock Index Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

   * Includes sales charges.

  ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

 *** Class A and B shares commenced offering on November 2, 1998. Class II shares commenced offering on July 17, 2000. On November 16, 2001, upon consummation of the Stock Index Fund Reorganization, Class C shares of the NAFStock Index Series were reorganized as Class II shares of the Fund.

**** Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have porfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

   + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

SUNAMERICA SCIENCE & TECHNOLOGY FUND  (CLASS B)1

[The following table represents a bar chart in the printed piece.]

'01    -39.73%

'02    -41.00%

During the 2-year period shown in the bar chart, the highest return for a quarter was 34.20% (quarter ended December 31, 2001) and the lowest return for a quarter was -39.28% (quarter ended September 30, 2001).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)

                                                                 Past One    Class A, B & I Since     Class II Since
                                                                   Year          Inception***            Inception***
SunAmerica Science & Technology Fund*
  Returns Before Taxes                            Class A         -44.07%          -42.86%                 N/A
                                                  Class B         -43.36%          -42.66%                 N/A
                                                 Class II         -42.16%          N/A                     -43.61%
                                                  Class I         -40.60%          -41.56%                 N/A
Return After Taxes on Distributions (Class B)                     -43.36%          -42.66%                 N/A
Return After Taxes on Distributions and
  Sale of Fund Shares (Class B)+                                  -26.62%          -29.89%                 N/A
S&P500 Index**                                                    -22.10%          -13.18%                 -18.12%
Nasdaq 100 Index++                                                -37.53%          -40.32%                 -42.69%
Morningstar Specialty-Technology Category****                     -43.14%          -43.67%                 -45.05%

1 Performance information shown for periods prior to November 16, 2001 is that of the Science & Technology Fund, a series of North American Funds (the "NAF Science & Technology Series"), which was reorganized into the Fund on November 16, 2001 (the "Science & Technology Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Science & Technology Series"), which was reorganized into the NAF Science & Technology Series on July 7, 2000. The Fund commenced operations upon consummation of the Science & Technology Fund Reorganization. The NAF Science & Technology Series and the AGSPC2 Science & Technology Series each had the same investment adviser and a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the shares of the NAF Science & Technology Series and AGSPC2 Science & Technology Series only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

   * Includes sales charges.

  ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

 *** Class A, B and I shares commenced offering on March 1, 2000. Class II shares commenced offering on July 12, 2000. On November 16, 2001, upon consummation of the Science & Technology Fund Reorganization, Class C shares of the NAFScience & Technology Series were reorganized as Class II shares of the Fund.

**** Developed by Morningstar, the Morningstar Specialty-Technology Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

   + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.

  ++ Through February 2003, the Fund used the S&P 500 Index as its benchmark index. Effective March 2003, the Fund changed its benchmark to the Nasdaq 100 Index, reflecting changes in the Fund's strategy. As a result, the Fund's performance is compared to both indexes in the table above.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

--------------------------------------------------------------------------------






                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:   WHAT ARE THE FUNDS' EXPENSES?

A: THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

                                                                    SUNAMERICA BIOTECH/
                                                                        HEALTH FUND                     TAX MANAGED EQUITY FUND
                                                               ------------------------------       ------------------------------
                                                               CLASS A    CLASS B    CLASS II       CLASS A    CLASS B    CLASS II
                                                               -------    -------    --------       -------    -------    --------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) ...............................      5.75%     4.00%       2.00%         5.75%     4.00%       2.00%
   Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)(1) ....................      5.75%     None        1.00%         5.75%     None        1.00%
   Maximum Deferred Sales Charge (Load)
(as a percentage of amount redeemed)(2) ...................      None      4.00%       1.00%         None      4.00%       1.00%
   Maximum Sales Charge (Load)
Imposed on Reinvested Dividends ...........................      None      None        None          None      None        None
   Redemption Fee(3) ......................................      None      None        None          None      None        None
   Exchange Fee ...........................................      None      None        None          None      None        None
   Maximum Account Fee ....................................      None      None        None          None      None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
   Management Fees ........................................      0.75%     0.75%       0.75%         0.85%     0.85%       0.85%
   Distribution (and/or Service) (12b-1) Fees(4) ..........      0.35%     1.00%       1.00%         0.35%     1.00%       1.00%
   Other Expenses .........................................      0.65%     0.65%       0.66%         0.46%     0.45%       0.46%
                                                                -----     -----       -----         -----     -----       -----
Total Annual Fund Operating Expenses
  Before Expense Reimbursement ............................      1.75%     2.40%       2.41%         1.66%     2.30%       2.31%
                                                                =====     =====       =====         =====     =====       =====
Expense Reimbursement .....................................      0.20%     0.20%       0.21%         0.21%     0.20%       0.21%
Net Expenses(5) ...........................................      1.55%     2.20%       2.20%         1.45%     2.10%       2.10%
                                                                =====     =====       =====         =====     =====       =====

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 12 for more information on the CDSCs.

(3)  A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses Before Expense Reimbursement be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.

(7) Through directed brokerage arrangements a portion of the Fund's expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, "Net Expenses" would have been lower by 0.01% for Class A, B, II and 0.02% for Class I.

                           SUNAMERICA
                    SCIENCE & TECHNOLOGY FUND                             SUNAMERICA STOCK INDEX FUND
          -------------------------------------------             ------------------------------------------
          CLASS A     CLASS B   CLASS II   CLASS I(6)             CLASS A    CLASS B    CLASS II  CLASS I(6)
------------------------------------------------------------------------------------------------------------------


           5.75%      4.00%      2.00%        None                  5.75%     4.00%       2.00%      None

           5.75%      None       1.00%        None                  5.75%     None        1.00%      None

           None       4.00%      1.00%        None                  None      4.00%       1.00%      None

           None       None       None         None                  None      None        None       None
           None       None       None         None                  None      None        None       None
           None       None       None         None                  None      None        None       None
           None       None       None         None                  None      None        None       None



           0.90%      0.90%     0.90%        0.90%                  0.27%     0.27%       0.27%      0.27%
           0.35%      1.00%     1.00%        None                   0.35%     1.00%       1.00%      None
           1.63%      1.46%     2.06%        5.15%                  0.80%     0.78%       1.20%      0.99%
           ----       ----      ----         ----                   ----      ----        ----       ----

           2.88%      3.36%     3.96%        6.05%                  1.42%     2.05%       2.47%      1.26%
           ====       ====      ====         ====                   ====      ====        ====       ====

           1.38%      1.21%     1.81%        4.65%                  0.67%     0.65%       1.07%      0.61%
           1.50%(7)   2.15%(7)  2.15%(7)     1.40%(7)               0.75%     1.40%       1.40%      0.65%
           ====       ====      ====         ====                   ====      ====        ====       ====

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                                                                  1 Year     3 Years    5 Years    10 Years
                                                                                  -----      ------     ------     -------
                         SUNAMERICA BIOTECH/HEALTH FUND
                         (Class A shares) ......................................    $724      $1,036     $1,371     $2,314
                         (Class B shares)* .....................................     623         988      1,380      2,370
                         (Class II shares) .....................................     421         781      1,268      2,609

                         TAX MANAGED EQUITY FUND
                         (Class A shares) ......................................    $714      $1,007     $1,322     $2,210
                         (Class B shares)* .....................................     613         958      1,329      2,265
                         (Class II shares) .....................................     411         751      1,218      2,507

                         SUNAMERICA STOCK INDEX FUND
                         (Class A shares) ......................................    $647      $  801     $  968     $1,452
                         (Class B shares)* .....................................     543         743        966      1,502
                         (Class II shares) .....................................     341         539        858      1,763
                         (Class I shares) ......................................      66         208        362        810

                         SUNAMERICA SCIENCE & TECHNOLOGY FUND
                         (Class A shares) ......................................    $719      $1,022     $1,346     $2,263
                         (Class B shares)* .....................................     618         973      1,354      2,318
                         (Class II shares) .....................................     416         766      1,243      2,558
                         (Class I shares) ......................................     143         443        766      1,680

If you did not redeem your shares:

                                                                                  1 Year     3 Years    5 Years    10 Years
                                                                                  -----      ------     ------     -------
                         SUNAMERICA BIOTECH/HEALTH FUND
                         (Class A shares) ......................................    $724      $1,036     $1,371     $2,314
                         (Class B shares)* .....................................     223         688      1,180      2,370
                         (Class II shares) .....................................     321         781      1,268      2,609

                         TAX MANAGED EQUITY FUND
                         (Class A shares) ......................................    $714      $1,007     $1,322     $2,210
                         (Class B shares)* .....................................     213         658      1,129      2,265
                         (Class II shares) .....................................     311         751      1,218      2,507

                         SUNAMERICA STOCK INDEX FUND
                         (Class A shares) ......................................    $647      $  801     $  968     $1,452
                         (Class B shares)* .....................................     143         443        766      1,502
                         (Class II shares) .....................................     241         539        858      1,763
                         (Class I shares) ......................................      66         208        362        810

                         SUNAMERICA SCIENCE & TECHNOLOGY FUND
                         (Class A shares) ......................................    $719      $1,022     $1,346     $2,263
                         (Class B shares)* .....................................     218         673      1,154      2,318
                         (Class II shares) .....................................     316         766      1,243      2,558
                         (Class I shares) ......................................     143         443        766      1,680

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 15. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

--------------------------------------------------------------------------------

Q: HOW HAS THE SUBADVISER TO THE TAX MANAGED EQUITY FUND PERFORMED IN MANAGING ACCOUNTS WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES TO THAT OF THE TAX MANAGED EQUITY FUND?

A: J.P. Morgan Investment Management, Inc., the Fund's Subadviser, has managed such accounts since 1984. Set forth below is detailed information regarding the composite performance of these accounts.


SUBADVISER'S HISTORICAL PERFORMANCE

Set forth below is historical performance data for all accounts managed by the Fund's Subadviser which have investment objectives and policies similar (although not necessarily identical) to the Fund. The Subadviser has managed the accounts using investment styles and strategies substantially similar to those employed in advising the Fund. THE PERFORMANCE INFORMATION SET FORTH BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE FUND. This information is not a prediction of the Fund's future performance. The Fund's performance may be higher or lower than the performance of the Subadviser's other accounts as presented below.

     We have calculated the information in the following manner:

       o We have based all the information presented below on data supplied by the Subadviser or Morningstar, Inc. ("Morningstar") which we believe is reliable.

       o All of the Subadviser's historical performance information reflects ANNUALIZED TOTAL RETURN over the stated period of time. "Total return" shows how much an investment has increased (decreased) and includes capital appreciation and income. The term "annualized total return" signifies that cumulative total returns for the stated period (i.e., 1, 3, 5, or 10 years) have been adjusted to reflect a rate based on one year.

       o In order to present the total return information in a consistent manner, we calculate all returns by linking quarterly total return data on a compounded basis for the relevant number of quarters and annualizing the result over the equivalent number of years.

       o The Subadviser's performance is based on composite performance information of multiple accounts calculated in accordance with Performance Presentation Standards of the Association for Investment Management and Research ("AIMR"). AIMR's method of calculating performance differs from that of the Securities and Exchange Commission. Unless otherwise indicated, no one has independently verified or audited the performance data.

       o Performance figures for the Subadviser do not reflect all of the Subadviser's assets under management and do not accurately reflect the performance of all accounts managed by the Subadviser.

       o The composite performance return of the Subadviser is reduced by the highest annual investment management fee and expenses charged to any account included in the composite.

       o The private accounts contained in the composite are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the private accounts.

       o For each period presented, we compare the investment performance for the Subadviser to the average performance of a group of similar mutual funds tracked by Morningstar and the S&P 500 Index. Morningstar calculates its group averages by taking a mathematical average of the returns of the funds included in the group.

       o Returns are shown on a pre-tax basis.

                                                                                 ANNUALIZED TOTAL RETURN
                                                         ----------------------------------------------------------------
                                                          J.P. MORGAN U.S. TAX AWARE                         S&P 500
PERIOD ENDING DECEMBER 31,                                     DIVERSIFIED CORE       MORNINGSTAR LARGE  COMPOSITE STOCK
2002                                                           EQUITY COMPOSITE*       BLEND CATEGORY     PRICE INDEX**
                                                         ---------------------------  -----------------  ---------------
1 Year                                                              -24.41%                -22.06%           -22.10%

3 Years                                                             -14.41%                -13.53%           -14.55%

5 Years                                                              -0.22%                 -1.47%            -0.58%

10 Years                                                              8.77%                  7.85%             9.35%

* Returns reflect the deduction of the highest investment management fees and expenses charged for any account in the composite.

** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES

SUBADVISER PERFORMANCE

The Subadviser's performance is presented as a composite of multiple accounts, including mutual funds, as described above. The Fund's fees and expenses may be greater than those charged by the Subadviser. Accordingly, the Fund's actual performance results may be less.

The Subadviser's historical performance data covers 10 years and reflects the performance of the J.P Morgan U.S. Tax Aware Diversified Core Equity Composite (the "Composite") (which includes two mutual funds, including the Fund). The Composite includes all accounts with investment objectives, policies and strategies substantially similar to those used by the Subadviser in managing the Fund. As of December 31, 2002, the Composite included 532 accounts with aggregate assets of $1.54 billion. The Composite returns were supplied to the Fund by the Subadviser gross of certain fees, but have been adjusted to reflect the highest applicable investment management fees and expenses charged to any account included in the Composite for the reporting period.

MORNINGSTAR LARGE BLEND CATEGORY

Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds which have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those expected for the Fund.

GROWTH OF A $10,000 INVESTMENT

[The table below represents a line chart in the printed piece.]

        Morningstar Large Blend Category        S&P 500 Composite Stock Index     J.P. Morgan U.S. Equity Composite
1991                               10000                                10000                                 10000
1992                             10780.8                              10761.7                                 10936
1993                             11984.3                              11846.9                                 12144
1994                             11879.5                              12003.6                                 12316
1995                             15701.9                              16514.2                                 16937
1996                             19000.4                              20305.9                                 20241
1997                             24277.2                              27080.6                                 26920
1998                             29695.7                              34819.3                                 35435
1999                             35725.7                              42144.8                                 43316
2000                             33327.1                              38307.4                                 41371
2001                             28830.5                              33754.7                                 36667
2002                               23141                                26295                                 27997

* The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

NOTE

GROWTH OF A $10,000 INVESTMENT

The "Growth of $10,000" chart reflects 10 years of performance data for the J.P. Morgan U.S. Tax Aware Diversified Core Equity Composite. The returns for the J.P. Morgan U.S. Tax Aware Diversified Core Equity Composite are net of highest applicable expense and on pre-tax basis.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Fund offers a number of classes of shares through this Prospectus, including Class A, Class B, Class II and Class I shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $500,000 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

CLASS A                           CLASS B                           CLASS II                         CLASS I
o Front-end sales charges, as     o No front-end sales charge;      o Front-end sales charge, as     o Offered exclusively to
  described below. There are        all your money goes to work       described below.                 certain institutions.
  several ways to reduce these      for you right away.
  charges, also described                                           o Higher annual expenses than    o Also offered to the
  below.                          o Higher annual expenses than       Class A shares.                  SunAmerica Aggressive
                                    Class A shares.                                                    Growth, Moderate Growth and
o Lower annual expenses than                                        o Deferred sales charge on         Conservative Growth
  Class B or Class II shares.     o Deferred sales charge on          shares you sell within           LifeStage Funds, which are
                                    shares you sell within six        eighteen months of purchase,     fund of funds.
                                    years of purchase, as             as described below.
                                    described below.                                                 o No sales charges.
                                                                    o No conversion to Class A.
                                  o Automatic conversion to                                          o Lower annual expenses than
                                    Class A shares approximately                                       Class A, B or II Shares.
                                    eight years after purchase.

                                  o Purchases in an amount over
                                    $500,000 are generally not
                                    permitted; you should
                                    consult with your financial
                                    adviser to determine whether
                                    other share classes are more
                                    beneficial given your
                                    circumstances.

CALCULATION OF SALES CHARGES

CLASS A.  Sales Charges are as follows:

                                                                 Sales Charge                Concession to Dealers
                                                           -----------------------------------------------------------
                                                             % OF         % OF NET                   % OF
                                                           OFFERING        AMOUNT                  OFFERING
YOUR INVESTMENT                                              PRICE        INVESTED                   PRICE
                                                           -----------------------------------------------------------
Less than $50,000 ......................................     5.75%          6.10%                    5.00%
$50,000 but less than $100,000 .........................     4.75%          4.99%                    4.00%
$100,000 but less than $250,000 ........................     3.75%          3.90%                    3.00%
$250,000 but less than $500,000 ........................     3.00%          3.09%                    2.25%
$500,000 but less than $1,000,000 ......................     2.10%          2.15%                    1.35%
$1,000,000 or more .....................................     None           None                     1.00%

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

                     Years after purchase            CDSC on shares being sold

                     1st and 2nd year ............   4.00%
                     3rd and 4th year ............   3.00%
                     5th year ....................   2.00%
                     6th year ....................   1.00%
                     7th year and thereafter .....   None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSCschedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

CLASS II.  Sales Charges are as follows:

                            Sales Charge                Concession to Dealers
                       --------------------------------------------------------
                         % OF        % OF NET                   % OF
                       OFFERING       AMOUNT                  OFFERING
                         PRICE       INVESTED                   PRICE
                       --------------------------------------------------------
                         1.00%         1.01%                    1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Fund, the CDSCschedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class IIshares that you purchase subsequent to the reorganization will be subject to the CDSCschedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:

    o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with AIG SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)

    o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information

    o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by AIG SunAmerica Capital Services, Inc.

    o selling brokers and their employees and sales representatives and their families

We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with AIG SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.

We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

    o  within one year of the shareholder's death or becoming legally disabled

    o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 591/2 at the time the redemption is made

    o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by AIG Sunamerica Capital Services, Inc.

    o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of Funds distributed by AIG SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                    ACCOUNT MAINTENANCE AND
                CLASS         DISTRIBUTION FEE            SERVICE FEE
                  A                 0.10%                    0.25%
                  B                 0.75%                    0.25%
                 II                 0.75%                    0.25%

Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B, AND II)

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each class of each Fund is as follows:

    o  non-retirement account: $500

    o  retirement account: $250

    o  dollar cost averaging: $500 to open; you must invest at least $25 a month

    The minimum subsequent investment for a Fund is as follows:

    o  non-retirement account: $100

    o  retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, extension 6010.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

BUYING SHARES (CLASSES A, B AND II)

OPENING AN ACCOUNT                                                  ADDING TO AN ACCOUNT

BY CHECK
-----------------------------------------------------------------------------------------------------------------------------
  o Make out a check for the investment  amount,  payable             o Make out a check for the investment amount payable to
    to the  specific  Fund or AIG  SunAmerica  Funds.  An               the specific  Fund or AIG  SunAmerica  Funds.  Shares
    account  cannot be  opened  with a  SunAmerica  Money               cannot be purchased  with a  SunAmerica  Money Market
    Market Fund or SunAmerica Municipal Money Market Fund               Fund or SunAmerica Municipal Money Market Fund check.
    check.
                                                                      o Include the stub from your Fund  statement  or a note
  o Deliver   the  check  and  your   completed   Account               specifying  the Fund  name,  your share  class,  your
    Application (and Supplemental Account Application, if               account  number and the  name(s) in which the account
    applicable) to your broker or financial  advisor,  or               is registered.
    mail them to:
                                                                      o Indicate  the Fund  and  account  number  in the memo
      AIG SunAmerica  Fund Services,  Inc.                              section of your check.
      c/o NFDS
      P.O. Box 219186                                                 o Deliver  the check  and your  stub to your  broker or
      Kansas City, Missouri 64121                                       financial advisor, or mail them to:

  o All purchases must be in U.S. dollars.  Cash will not                 NON-RETIREMENT ACCOUNTS:
    be  accepted.  A $25.00 fee will be  charged  for all                 AIG SunAmerica Fund Services, Inc.
    checks returned due to insufficient funds.                            c/o NFDS
                                                                          P.O. Box 219373
                                                                          Kansas City, Missouri 64121

                                                                          RETIREMENT ACCOUNTS:
                                                                          AIG SunAmerica Fund Services, Inc.
                                                                          c/o NFDS
                                                                          P.O. Box 219373
                                                                          Kansas City, Missouri 64121


BY WIRE
---------------------------------------------------------------------------------------------------------------------------
  o Deliver your  completed  application to your broker               o Instruct  your  bank to  wire  the  amount  of your
    or  financial  advisor or fax it to AIG  SunAmerica                 investment to:
    Fund Services, Inc. at 201-324-6496.
                                                                          State Street Bank & Trust Company
  o Obtain your  account  number by  referring  to your                   Boston, MA
    statement  or by calling  your broker or  financial                   ABA #0110-00028
    advisor or Shareholder  Services at  1-800-858-8850                   DDA # 99029712
    extension 6010.
                                                                    Specify  the Fund  name,  your share  class,  your Fund
  o Instruct  your  bank to  wire  the  amount  of your             number,  account  number  and the  name(s) in which the
    investment to:                                                  account  is  registered.  Your bank may charge a fee to
                                                                    wire funds.
      State Street Bank & Trust Company
      Boston, MA
      ABA #0110-00028
      DDA # 99029712

Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.


TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

--------------------------------------------------------------------------------

SELLING SHARES (CLASSES A, B AND II)

HOW                                                                 REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
---------------------------------------------------------------------------------------------------------------------------
  o Accounts of any type.                                             o Call your broker or financial advisor to place your
                                                                        order to sell shares.
  o Sales of any amount.

BY MAIL
---------------------------------------------------------------------------------------------------------------------------

  o Accounts of any type.                                             o Write a letter of  instruction  indicating the Fund
                                                                        name, your share class,  your account  number,  the
  o Include all signatures and any additional documents                 name(s) in which the account is registered  and the
    that may be required (see next page).                               dollar value or number of shares you wish to sell.

  o Mail the materials to:                                            o Sales of  $100,000  or more  require  the letter of
                                                                        instruction to have a signature guarantee.
    AIG SunAmerica Fund Services, Inc.
    c/o NFDS                                                          o A  check  will  normally  be  mailed  on  the  next
    P.O. Box 219186                                                     business  day to the  name(s)  and address in which
    Kansas City, Missouri 64121-9186                                    the account is registered,  or otherwise  according
                                                                        to your letter of instruction.

BY PHONE
---------------------------------------------------------------------------------------------------------------------------

     o Most accounts.                                                 o Call   Shareholder   Services   at   1-800-858-8850
                                                                        extension  6010  between  8:30  a.m.  and 7:00 p.m.
     o Sales of less than $100,000.                                     (Eastern time) on most business days.  Indicate the
                                                                        Fund name,  the name of the person  requesting  the
                                                                        redemption,  your share class, your account number,
                                                                        the name(s) in which the account is registered  and
                                                                        the  dollar  value or number of shares  you wish to
                                                                        sell.

                                                                      o A check will be mailed to the  name(s)  and address
                                                                        in  which  the  account  is   registered  or  to  a
                                                                        different    address   indicated   in   a   written
                                                                        authorization  previously  provided  to the Fund by
                                                                        the Shareholder(s) on the account.

BY WIRE
---------------------------------------------------------------------------------------------------------------------------

  o Request by mail to sell any amount (accounts of any               o Proceeds   will  normally  be  wired  on  the  next
    type).  A  signature  guarantee  may be required in                 business  day. A $15 fee will be deducted from your
    certain circumstances.                                              account.

  o Request by phone to sell less than $100,000.


TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

     o your address of record has changed within the past 30 days

     o you are selling shares worth $100,000 or more

     o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

     o a broker or securities dealer

     o a federal savings, cooperative or other type of bank

     o a savings and loan or other thrift institution

     o a credit union

     o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Funds are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Class I shares are also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth LifeStage Funds. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy Class A, B and II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B and II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

--------------------------------------------------------------------------------

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (E.G., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of the Funds for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another Fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund's shares, the CDSCschedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of a Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Fund may also refuse any exchange order without notice.

CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder Services at 1-800-858-8850 extension 6010, for further information. You may sell or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.

MULTI-PARTY CHECKS. A Fund may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850 extension 6010.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

     o Make sure you have at least $5,000 worth of shares in your account.

     o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

     o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of the Fund periodically for the same class of shares of one or more other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. To use:

     o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o Specify the amount(s). Each exchange must be worth at least $50.

     o Accounts must be registered identically; otherwise a signature guarantee will be required.

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plans, Section 529 plans, and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850 extension 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from or automatic redemption to your bank account)

     o after any changes of name or address of the registered owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Portfolio.

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distribution, if any, are paid at least annually by the Funds.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, extension 6010 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, B and II shares of the same Fund as a result of the fact that Class I shares are not subject to any distribution fee.

TAXABILITY OF DIVIDENDS. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.

Consequently, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains regardless of how long you held a Fund's shares; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

BUYING INTO A DIVIDEND. You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

--------------------------------------------------------------------------------

OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Funds must withhold 30% in the year 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 FUND INVESTMENT
                                   STRATEGIES
--------------------------------------------------------------------------------
Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                        SUNAMERICA
                                                      BIOTECH/HEALTH
                                                           FUND
----------------------------------------------------------------------------------------------------
What is the Fund's investment goal?          Long-term growth of capital
----------------------------------------------------------------------------------------------------

What principal investment strategy           Growth
does the Fund use to implement
its investment goal?
----------------------------------------------------------------------------------------------------

What are the Fund's principal                o Invests, under normal
investment techniques?                         market conditions, at least 80% of its
                                               net assets in equity securities of companies
                                               principally engaged in biotechnology or
                                               healthcare, without regard to market
                                               capitalization and engages in active trading
                                               of those securities
----------------------------------------------------------------------------------------------------

What are the Fund's other                    o Foreign securities
significant (non-principal) investments?
----------------------------------------------------------------------------------------------------

What other types of securities may           o Short-term investments
the Fund normally invest in                  o Defensive investments
as part of efficient portfolio               o Options and futures
management and which may                     o Special situations
produce some income?
----------------------------------------------------------------------------------------------------

What risks may affect the Fund?              Principal Risks:
                                             o Stock market volatility
                                             o Securities selection
                                             o Biotechnology and healthcare
                                               companies
                                             o Non-diversification
                                             o Small and mid market capitalization

                                             Non-Principal Risks:
                                             o Foreign exposure
                                             o Derivatives
                                             o Hedging
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              SUNAMERICA                               SUNAMERICA
            TAX MANAGED                                      STOCK INDEX                         SCIENCE & TECHNOLOGY
            EQUITY FUND                                         FUND                                      FUND
------------------------------------------------------------------------------------------------------------------------------------
    High total return while                       Returns that are similar to the total   Long-term growth of capital
    minimizing the impact                         return of the S&P 500 Index
    of capital gains
------------------------------------------------------------------------------------------------------------------------------------

    Growth and value                              Index                                   Growth
------------------------------------------------------------------------------------------------------------------------------------

    o Invests, under normal market                o Invests in equity securities of       o Invests, under normal market conditi
      conditions, at least 80% of its net           companies included in the               least 80% of its net
      assets in equity securities of large-cap      S&P 500 Index                           companies expected to benefit from t
      and mid-cap U.S. companies while                                                      development, advancement and application
      attempting to minimize capital gains                                                  of science and technol
      distributions to shareholders                                                         market capitalization
      and engages in active trading                                                         active trading of of those securities
------------------------------------------------------------------------------------------------------------------------------------

    o Small-cap companies                                                                 o Small-cap companies
    o Foreign securities                                                                  o Foreign securities (up to 30%)
------------------------------------------------------------------------------------------------------------------------------------

    o Short-term investments                      o Short-term investments                o Short-term investments
    o Defensive investments                       o Defensive investments                 o Defensive investments
    o Special situations                          o Options and futures                   o Options and futures
                                                                                          o Special situations
------------------------------------------------------------------------------------------------------------------------------------

    Principal Risks:                              Principal Risks:                        Principal Risks:
    o Stock market volatility                     o Stock market volatility               o Stock market vol
    o Securities selection                        o Index tracking variations             o Securities selection
    o Tax managed strategy may                    o Index risk                            o Science and technology companies
      affect pre-tax returns                                                              o Small and mid market capitalization
    o Small and mid market capitalization

    Non-Principal Risks:                          Non-Principal Risks:                    Non-Principal Risks:
    o Foreign exposure                            o Derivatives                           o Foreign exposure
                                                  o Securities selection                  o Derivatives
                                                                                          o Hedging
------------------------------------------------------------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

GLOSSARY

--------------------------------------------------------------------------------
LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.

TOTAL RETURN is achieved through both growth of capital and income.

ACTIVE TRADING means that a Fund may engage, when the Adviser or Subadviser deems appropriate, in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced. In addition, because all of the Funds other than the Tax Managed Equity Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. In contrast, the Tax Managed Equity Fund attempts to invest in a tax aware manner that is designed to reduce, although not eliminate, capital gains distributions to shareholders. The Tax Managed Equity Fund does not expect turnover to be high.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

LARGE-CAP COMPANIES are those with market caps within the Morningstar Large-Cap category. Currently, this range is $7.8 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar Mid-Cap category. Currently, this range is between $1.3 billion and $7.8 billion.

SMALL-CAP COMPANIES are those with market caps within the Morningstar Small-Cap category. Currently, this range is $1.3 billion or less.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts ("ADRs") or other similar securities that convert into foreign securities such as European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs").

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Fund with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. The Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

A DERIVATIVE is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the Adviser or Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund's portfolio.

SECURITIES SELECTION: A strategy used by the Fund, or securities selected by the Adviser or Subadviser, may fail to produce the intended return.

--------------------------------------------------------------------------------

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

BIOTECHNOLOGY AND HEALTHCARE COMPANIES: Biotechnology companies and healthcare companies may be significantly affected by government regulations and government approval of products and services, legislative or regulatory changes, patent considerations, intense competition and rapid obsolescence due to advancing technology. As a result, the Biotech/Health Fund's returns may be considerably more volatile than the returns of a fund that does not invest in biotechnology and healthcare companies.

INDEX TRACKING VARIATIONS: An index fund generally tries to mirror a target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are often called tracking differences. Since it may not be possible to invest in every stock included in an index, or in the same proportions, the Stock Index Fund may, alternatively, invest in a sampling of stocks in the index selected using a statistical sampling technique known as "optimization." Sampling techniques such as optimization offer an efficient strategy to mirror an index, but may also increase tracking differences if the sampled stocks do not accurately reflect the industry weightings, market capitalizations or other fundamental characteristics of those in the index as a whole.

INDEX RISK: An index fund is managed to an index. Therefore, the Fund's performance will be closely tied to the index. If the index goes down, it is likely that the Fund's performance will also go down. Such a Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its index, even if there are adverse developments concerning a particular security, company or industry.

NON-DIVERSIFICATION: The Biotech/Health Fund will hold thirty to fifty securities, and as such is considered to be non-diversified. As a result, the performance of the Fund may be affected more by a decline in the market price of one stock than would be the case if the Fund were more diversified.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

SCIENCE AND TECHNOLOGY COMPANIES: Science and technology companies may be significantly affected by intense competition and rapid obsolescence due to advancing technology. As a result, the returns of the SunAmerica Science & Technology Fund may be considerably more volatile than the returns of a fund that does not invest in science and/or technology companies.

TAX MANAGED STRATEGY: A strategy to maximize after-tax returns may entail certain investment techniques that will affect pre-tax returns. For example, the Tax Managed Equity Fund may not sell an appreciated security to avoid recognizing a capital gain only to experience a subsequent decline in value of the security. Thus, the Fund could miss out on opportunities to sell, and, because its cash may be otherwise invested, opportunities to make new investments. Moreover, a tax managed strategy will not eliminate all capital gains. The tax managed strategy does not reduce the tax impact of dividends and other ordinary income received by the Fund which ultimately will be distributed to you, or affect the potential tax liability if an investor sells or exchanges shares. In addition, excessive redemption activity could compromise the ability to pursue the tax managed strategy.

FUND MANAGEMENT
--------------------------------------------------------------------------------

FUND MANAGEMENT

ADVISER. AIG SunAmerica Asset Management Corp. ("SunAmerica"), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, was organized in 1982 under the laws of Delaware, and manages, advises and/or administers assets in excess of $31 billion as of December 31, 2002. SunAmerica manages the SunAmerica Biotech/Health Fund and selects the Subadviser for the Tax Managed Equity Fund, the SunAmerica Stock Index Fund and the SunAmerica Science & Technology Fund (when the Prospectus refers to the "Adviser," it means SunAmerica or the subadviser as applicable). SunAmerica also provides various administrative services to and supervises the daily business affairs of each Fund. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, VALIC
Company I, VALIC Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Style Select Series, Inc.

For the Tax Managed Equity Fund, the SunAmerica Stock Index Fund and the SunAmerica Science & technology Fund, each Fund's Subadviser is responsible for decisions to buy and sell securities for that Fund, selection of broker-dealers and negotiation of commission rates. SunAmerica may terminate the agreement with a Subadviser without shareholder approval.

SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Funds with unaffiliated Subadvisers approved by the Board of Directors, without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Subadvisers for new or existing funds, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing unaffiliated Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with the Subadviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Subadviser changes. The order also permits a Fund to disclose to shareholders the Subadvisers' fees only in the aggregate for the Fund.

For the fiscal year ended October 31, 2002, Tax Managed Equity Fund, SunAmerica Biotech/Health Fund, SunAmerica Stock Index Fund and SunAmerica Science & Technology Fund paid SunAmerica a fee equal to 0.85%, 0.75%, 0.27% and 0.90%, respectively, of average daily net assets. Payments to the Subadvisers for their services are made by SunAmerica, not by the Funds.

The Subadvisers and Portfolio Managers for the Funds are described below.


INFORMATION ABOUT THE SUBADVISERS

SUNAMERICA BIOTECH/HEALTH FUND

AIG SUNAMERICA ASSET MANAGEMENT CORP. See description above.

The portfolio manager of the Fund is Brian Clifford. Mr. Clifford joined SunAmerica in February 1998. He currently serves as portfolio manager of the SunAmerica Growth Opportunities Fund and a portion of the Focused Multi Cap Growth Portfolio of SunAmerica Style Select Series, Inc. and is a member of the SunAmerica Large-Cap Equity Team. Prior to joining SunAmerica, Mr. Clifford was a portfolio manager at Morgan Stanley Dean Witter from April 1995 to February 1998 and an equity analyst and investment management associate with Dean Witter InterCapital from October 1994 to April 1995.

TAX MANAGED EQUITY FUND

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), Subadviser to the Fund, is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2002 J.P. Morgan, together with its affiliated companies, had approximately $515 billion in assets under management.

The portfolio managers of the Fund are Terry Banet, Managing Director of J.P. Morgan, and Louise P. Sclafani, Vice President of J.P. Morgan. Ms. Banet is a senior portfolio manager for private equity and balanced accounts for J.P. Morgan's high net worth clients. In addition, Ms. Banet manages the JP Morgan Tax Aware U.S. Equity Fund. In her 18 years at J.P. Morgan, Ms. Banet has done extensive work in product development for both U.S. and international clients and was key in helping develop J.P. Morgan's Tax Aware equity process. She joined J.P. Morgan in 1985 after two years at Coopers & Lybrand. Ms. Banet earned her B.S. degree from Lehigh University and holds an M.B.A. from Wharton.

Ms. Sclafani is a portfolio manager in J.P. Morgan's Private Client Equity group. In particular, she manages tax-aware portfolios for private clients and mutual funds. She began her investment career at J.P. Morgan in equity research in 1983. She left to join Brundage, Story and Rose where she was an equity analyst and portfolio manager and returned to J.P. Morgan in 1994. Ms. Sclafani holds a B.A. from Colgate University, an M.F.S. from Yale and an M.B.A. from Pace University. She is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

SUNAMERICA STOCK INDEX FUND

AIG Global Investment Corp. ("AIGGIC"), SubAdviser to the Fund, located at 175 Water Street, New York, NY 10038, is responsible for investment decisions for the Fund. AIGGIC is an affiliate of SunAmerica. As of December 31, 2002, AIGGIC and its affiliated managers had approximately $313.2 billion under management, including $52.4 billion in assets under management of unaffiliated clients. SunAmerica, and not the Fund, compensated AIGGIC for its services.

The portfolio management team for the Fund is headed by Magali E. Azema-Barac. Ms. Azema-Barac joined AIGGIC in 2001 as the lead portfolio manager for AIGGIC's quantitative equity portfolios. From September 1999, she was Vice President and Head of Equity at American General Investment Management, L.P. ("AGIM"). Prior to joining AGIM, she worked as an independent consultant from January 1999 to September 1999 and for USWest Investment Management Company where she developed quantitative investment strategies and managed over $5 billion in index and enhanced-index funds from 1994 to 1999.

Prior to November 16, 2001, the SunAmerica Stock Index Fund operated as the Stock Index Fund of the North American Funds and during that period paid its adviser 0.27% of the fund's average daily net assets.

SUNAMERICA SCIENCE & TECHNOLOGY FUND

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Subadviser to the Fund, is located at 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2002, T. Rowe Price and its affiliates served as investment adviser to more than 80 stock, bond and money market funds, and managed approximately $140.6 billion.

The Fund is managed by an Investment Advisory Committee chaired by Michael F. Sola. Mr. Sola has day-to-day responsibility for managing the Fund and works with the committee to develop and execute the Fund's investment program. Mr. Sola was elected chairman of the Fund's committee on January 16, 2002. He has been managing investments since 1997, and joined T. Rowe Price in 1994 as an investment analyst.

Prior to November 16, 2001, the SunAmerica Science & Technology Fund operated as the Science & Technology Fund of the North American Funds and during that period paid its adviser 0.90% of the fund's average daily net assets.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Funds' 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Funds. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers;
(ii) tickets for entertainment  events (such as concerts or sporting events); or
(iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of a Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets for Class A, B, II and I shares.

SunAmerica, the Distributor and Administrator are all located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statement are incorporated by reference in the Fund's Statement of Additional Information, which is available upon request.

SUNAMERICA BIOTECH/HEALTH FUND

                                          NET GAIN
                                          ON INVEST-      TOTAL     DIVIDENDS    DISTRI-
               NET ASSET                 MENTS (BOTH      FROM      FROM NET     BUTIONS             NET ASSET
                 VALUE,    NET INVEST-    REALIZED       INVEST-     INVEST-      FROM      TOTAL      VALUE,
PERIOD         BEGINNING      MENT           AND          MENT        MENT       CAPITAL    DISTRI-    END OF     TOTAL
ENDED          OF PERIOD   (LOSS)(1)      UNREALIZED)  OPERATIONS    INCOME       GAINS     BUTIONS    PERIOD    RETURN(2)
------         ---------   ----------    ------------  ----------   ---------    -------    -------  ---------   ---------
                                                             CLASS A
                                                             -------
6/14/00-
10/31/00(3) ..   $12.50    $(0.02)          $3.48        $3.46       $  --        $  --      $  --     $15.96     27.68%
10/31/01 .....    15.96     (0.06))         (4.32)       (4.38)         --        (0.55)     (0.55)     11.03    (27.92)
10/31/02 .....    11.03     (0.13)          (3.28)       (3.41)         --           --         --       7.62    (30.92)

                                                             CLASS B
                                                             -------
6/14/00-
10/31/00(3) ..   $12.50    $(0.05)          $3.47        $3.42       $  --        $  --      $  --     $15.92     27.36%
10/31/01 .....    15.92     (0.14))         (4.31)       (4.45)         --        (0.55)     (0.55)     10.92    (28.45)
10/31/02 .....    10.92     (0.19)          (3.23)       (3.42)         --           --         --       7.50    (31.32)

                                                             CLASS II
                                                             --------
6/14/00-
10/31/00(3) ..   $12.50    $(0.05)          $3.48        $3.43       $  --        $  --      $  --     $15.93     27.44%
10/31/01 .....    15.93     (0.14))         (4.31)       (4.45)         --        (0.55)     (0.55)     10.93    (28.43)
10/31/02 .....    10.95     (0.19)          (3.23)       (3.42)         --           --         --       7.51    (31.29)



                              RATIO OF NET
 NET ASSETS    RATIO OF        INVESTMENT
   END OF      EXPENSES       INCOME (LOSS)
   PERIOD     TO AVERAGE       TO AVERAGE       PORTFOLIO
   (000'S)    NET ASSETS       NET ASSETS       TURNOVER
 ----------   ----------     ----------------   ---------




  $30,489   1.55%(4)(5)(6)   (0.28)%(4)(5)(6)     112%
   27,865   1.55(5)(6)       (0.50)(5)(6)         333
   16,092   1.55(5)          (1.38)(5)            340




  $23,457   2.20%(4)(5)(6)   (1.08)%(4)(5)(6)     112%
   25,552   2.20(5)(6)       (1.18)(5)(6)         333
   15,757   2.20(5)          (2.03)(5)            340




  $20,386   2.20%(4)(5)(6)  (1.07)%(4)(5)(6)      112%
   23,581   2.20(5)(6)      (1.17)(5)(6)          333
   12,448   2.20(5)         (2.03)(5)             340


----------

     (1) Calculated based upon average shares outstanding.
     (2) Total return is not annualized and does not reflect sales load. It does include reimbursements.
     (3) Commencement of operations.
     (4) Annualized.
     (5) Net of the following expense reimbursements (based on average net assets):

                               10/31/00(4)     10/31/01      10/31/02
                               -----------     ---------     ---------
            Class A ........       0.49%         0.19%          0.20%
            Class B ........       0.96          0.21           0.20
            Class II .......       1.09          0.20           0.21

     (6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.

--------------------------------------------------------------------------------

TAX MANAGED EQUITY FUND

                                          NET GAIN
                                          ON INVEST-      TOTAL     DIVIDENDS    DISTRI-
               NET ASSET                 MENTS (BOTH      FROM      FROM NET     BUTIONS             NET ASSET
                 VALUE,    NET INVEST-    REALIZED       INVEST-     INVEST-      FROM      TOTAL      VALUE,
PERIOD         BEGINNING      MENT           AND          MENT        MENT       CAPITAL    DISTRI-    END OF     TOTAL
ENDED          OF PERIOD   (LOSS)(1)      UNREALIZED)  OPERATIONS    INCOME       GAINS     BUTIONS    PERIOD    RETURN(2)
------         ---------   ----------    ------------  ----------   ---------    -------    -------  ---------   ---------
                                                             CLASS A
                                                             -------
3/01/99-
10/31/99(3) ..   $12.50    $   --           $1.15        $1.15       $  --        $  --      $  --     $13.65      9.20%
10/31/00 .....    13.65     (0.02)           0.91         0.89          --           --         --      14.54      6.52
10/31/01 .....    14.54        --           (3.50)       (3.50)         --           --         --      11.04    (24.07)
10/31/02 .....    11.04      0.01           (2.05)       (2.04)         --           --         --       9.00    (18.48)

                                                             CLASS B
                                                             -------
3/01/99-
10/31/99(3) ..   $12.50    $(0.06)          $1.14        $1.08       $  --        $  --      $  --     $13.58      8.64%
10/31/00 .....    13.58     (0.11)           0.91         0.80          --           --         --      14.38      5.89
10/31/01 .....    14.38     (0.08)          (3.45)       (3.53)         --           --         --      10.85    (24.55)
10/31/02 .....    10.85     (0.06)          (2.00)       (2.06)         --           --         --       8.79    (18.99)

                                                             CLASS II
                                                             --------
3/01/99-
10/31/99(3) ..   $12.50    $(0.06)         $1.16        $1.10        $  --        $  --      $  --     $13.60      8.80%
10/31/00 .....    13.60     (0.11)          0.91         0.80           --           --         --      14.40      5.88
10/31/01 .....    14.40     (0.08)         (3.46)       (3.54)          --           --         --      10.86    (24.58)
10/31/02 .....    10.86     (0.06)         (2.00)       (2.06)          --           --         --       8.80    (18.97)



                              RATIO OF NET
 NET ASSETS    RATIO OF        INVESTMENT
   END OF      EXPENSES       INCOME (LOSS)
   PERIOD     TO AVERAGE       TO AVERAGE       PORTFOLIO
   (000'S)    NET ASSETS       NET ASSETS       TURNOVER
 ----------   ----------     ----------------   ---------




  $25,067    1.45%(4)(5)(6)   (0.02)%(4)(5)(6)     9%
   38,802    1.45(5)(6)       (0.14)(5)(6)         7
   28,739    1.45(5)(6)       (0.03)(5)(6)        19
   16,587    1.45(5)           0.09(5)            16




  $27,524    2.10%(4)(5)(6)   (0.74)%(4)(5)(6)     9%
   47,972    2.10(5)(6)       (0.79)(5)(6)         7
   40,677    2.10(5)(6)       (0.68)(5)(6)        19
   25,703    2.10(5)          (0.56)(5)           16




  $27,884    2.10%(4)(5)(6)  (0.75)%(4)(5)(6)      9%
   51,348    2.10(5)(6)      (0.79)(5)(6)          7
   43,610    2.10(5)(6)      (0.68)(5)(6)         19
   26,430    2.10(5)         (0.56)(5)            16

----------

     (1) Calculated based upon average shares outstanding.
     (2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
     (3) Commencement of operations.
     (4) Annualized.
     (5) Net of the following expense reimbursements (based on average net assets):

                           10/31/99(4)    10/31/00     10/31/01       10/31/02
                           -----------    ---------    ---------      ---------
            Class A .....     1.07%        0.23%         0.15%          0.21%
            Class B .....     0.84         0.22          0.15           0.20
            Class II ....     0.83         0.22          0.14           0.21

     (6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SUNAMERICA STOCK INDEX FUND

                                       NET
                                    REALIZED                                                                           RATIO
                                       AND                          DISTRI-                                           OF TOTAL
                  NET        NET   UNREALIZED   TOTAL   DIVIDENDS   BUTIONS               NET                NET      EXPENSES
                 ASSET     INVEST- GAIN/(LOSS)  FROM    FROM NET     FROM                ASSET              ASSETS       TO
                 VALUE,     MENT       ON      INVEST-   INVEST-   REALIZED     TOTAL    VALUE,             END OF     AVERAGE
PERIOD         BEGINNING   INCOME/   INVEST-    MENT      MENT     CAPITAL     DISTRI-   END OF    TOTAL    PERIOD       NET
ENDED          OF PERIOD  (LOSS)(1)   MENTS  OPERATIONS  INCOME     GAINS      BUTIONS   PERIOD  RETURN(2)  (000'S)    ASSETS
-----          ---------   ------- --------- ---------- ---------  --------    -------   ------  --------   -------    -------
                                                                         CLASS A
                                                                         ------
11/01/98-
10/31/99(3)      $10.00     $0.11    $2.32     $2.43    $(0.11)    $  --      $(0.11)   $12.32     24.36%   $ 5,634    0.82%(5)
10/31/00          12.32      0.14     0.47      0.61     (0.10)    (0.08)      (0.18)    12.75      4.91      8,543    0.78(5)
10/31/01          12.75      0.09    (3.32)    (3.23)    (0.13)       --       (0.13)     9.39    (25.53)     7,639    0.75(5)
10/31/02           9.39      0.07    (1.53)    (1.46)    (0.06)       --       (0.06)     7.87    (15.67)     7,269    0.75(5)

                                                                         CLASS B
                                                                         ------
11/01/98-
10/31/99(3)      $10.00     $0.02    $2.23     $2.25    $(0.02)    $  --      $(0.02)   $12.23     22.55%   $15,040    1.57%(5)
10/31/00          12.23      0.05     0.46      0.51     (0.02)    (0.08)      (0.10)    12.64      4.21     24,966    1.49(5)
10/31/01          12.64      0.02    (3.29)    (3.27)    (0.04)       --       (0.04)     9.33    (25.97)    21,905    1.38(5)
10/31/02           9.33      0.01    (1.53)    (1.52)    --           --          --      7.81    (16.28)    18,852    1.40(5)

                                                                        CLASS II*
                                                                         -------
7/17/00-
10/31/00(3)      $13.38     $0.01   $(0.83)   $(0.82)   $(0.01)    $  --      $(0.01)   $12.55     (5.21)%   $ 500     1.35%(4)(5)
10/31/01          12.55      0.02    (3.26)    (3.24)    (0.04)       --       (0.04)     9.27    (25.92)    1,385     1.39(5)
10/31/02           9.27      0.02    (1.51)    (1.49)       --        --          --      7.78    (16.06)    2,882     1.40(5)


   RATIO
   OF NET
   INVEST-
    MENT
   INCOME
  (LOSS) TO
   AVERAGE    PORTFOLIO
     NET      TURNOVER
   ASSETS       RATE
   -------    --------




   1.08%(5)      14%
   1.12(5)        2
   0.85(5)        3
   0.80(5)        2




   0.37%(5)      14%
   0.42(5)        2
   0.22(5)        3
   0.15(5)        2




   0.30%(4)(5)    2%
   0.15(5)        3
   0.18(5)        2

----------

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.
(3) Commencement of operations.
(4) Annualized.
(5) Net of the following expense reimbursements (based on average net assets):

                            10/31/99       10/31/00      10/31/01     10/31/02
                            ---------      ---------     ---------    ---------
            Class A .......   0.71%          0.34%         1.10%        0.67%
            Class B .......   0.41%          0.34%         1.11%        0.65
            Class II ......     --           0.40%(4)      1.10%        1.07

* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

--------------------------------------------------------------------------------

SUNAMERICA SCIENCE & TECHNOLOGY FUND

                                       NET
                                    REALIZED                                                                           RATIO
                                       AND                          DISTRI-                                           OF TOTAL
                  NET        NET   UNREALIZED   TOTAL   DIVIDENDS   BUTIONS               NET                NET      EXPENSES
                 ASSET     INVEST- GAIN/(LOSS)  FROM    FROM NET     FROM                ASSET              ASSETS       TO
                 VALUE,     MENT       ON      INVEST-   INVEST-   REALIZED     TOTAL    VALUE,             END OF     AVERAGE
PERIOD         BEGINNING   INCOME/   INVEST-    MENT      MENT     CAPITAL     DISTRI-   END OF    TOTAL    PERIOD       NET
ENDED          OF PERIOD  (LOSS)(1)   MENTS  OPERATIONS  INCOME     GAINS      BUTIONS   PERIOD  RETURN(2)  (000'S)    ASSETS
-----          ---------   ------- --------- ---------- ---------  --------    -------   ------  --------   -------    -------
                                                                         CLASS A
                                                                         ------
3/01/00-
10/31/00(3)      $10.00    $(0.04)  $(1.88)   $(1.92)   $  --     $  --       $  --     $8.08    (19.20)%   $ 4,623     1.24%(4)(5)
10/31/01           8.08     (0.04)   (4.86)    (4.90)      --        --          --      3.18    (60.64)      2,673     1.34(5)
10/31/02           3.18     (0.03)   (0.97)    (1.00)      --        --          --      2.18    (31.45)      2,068     1.50(5)(6)

                                                                         CLASS B
                                                                         ------
3/01/00-
10/31/00(3)      $10.00    $(0.07)  $(1.90)   $(1.97)   $  --     $  --       $  --     $8.03    (19.70)%   $15,840     1.91%(4)(5)
10/31/01           8.03     (0.07)   (4.82)    (4.89)      --        --          --      3.14    (60.90)      9,408     1.99(5)
10/31/02           3.14     (0.05)   (0.95)    (1.00)      --        --          --      2.14    (31.85)      6,440     2.15(5)(6)

                                                                        CLASS II*
                                                                         -------
7/12/00-
10/31/00(3)      $ 8.48    $(0.03)  $(0.63)   $(0.66)   $  --     $  --       $  --     $7.82     (7.78)%   $ 1,065     1.71%(4)(5)
10/31/01           7.82     (0.07)   (4.69)    (4.76)      --        --          --      3.06    (60.87)        940     2.01(5)
10/31/02           3.06     (0.05)   (0.93)    (0.98)      --        --          --      2.08    (32.03)        574     2.15(5)(6)

                                                                         CLASS I
                                                                         ------
3/01/00-
10/31/00(3)      $10.00    $(0.03)  $(1.89)   $(1.92)   $  --     $  --       $  --     $8.08    (19.20)%   $   539     1.20%(4)(5)
10/31/01           8.08     (0.04)   (4.85)    (4.89)      --        --          --      3.19    (60.52)        821     1.28(5)
10/31/02           3.19     (0.03)   (0.97)    (1.00)      --        --          --      2.19    (31.35)        146     1.40(5)(6)

----------

   RATIO
   OF NET
   INVEST-
    MENT
   INCOME
  (LOSS) TO
   AVERAGE      PORTFOLIO
     NET         TURNOVER
   ASSETS          RATE
   -------       --------





   (0.64)%(4)(5)   120%
   (0.89)(5)       129
   (1.19)(5)(6)     82




   (1.37)%(4)(5)   120%
   (1.55)(5)       129
   (1.84)(5)(6)     82




   (1.11)%(4)(5)   120%
   (1.57)(5)       129
   (1.84)(5)(6)     82




   (0.48)%(4)(5)  120%
   (0.85)(5)      129
   (1.08)(5)(6)    82


----------
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements and expense reductions.
(3) Commencement of operations.
(4) Annualized.
(5) Net of the following expense reimbursements (based on average net assets):

                                    10/31/00       10/31/01      10/31/02
                                    ---------      ---------     ---------
            Class A .............     0.68%          2.10%         1.38%
            Class B .............     0.68%          2.11%         1.21
            Class II ............     0.66%          2.10%         1.81
            Class I .............     0.68%          2.10%         4.66

(6) Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower by 0.01% for Class A, B, II and 0.02% for Class I.

* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected each Fund's performance during the last applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about each Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

         AIG SunAmerica Fund Services, Inc.
         Harborside Financial Center
         3200 Plaza 5
         Jersey City, NJ 07311-4992
         1-800-858-8850
         www.sunamericafunds.com

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.
INVESTMENT COMPANY ACT
File No. 811-9169

DISTRIBUTED BY:

AIG SUNAMERICA CAPITAL SERVICES, INC.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992
800-858-8850

For more complete information on any of the mutual funds distributed by AIG SunAmerica Capital Services, Inc., including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

www.sunamericafunds.com

SIPRO-02/03

                                                       [AIG LOGO] SunAmerica
                                                                  Mutual Funds

[GRAPHIC]

SunAmerica

                            THE RETIREMENT SPECIALIST

Strategic Investment Series

PROSPECTUS 2003

                                                      SUNAMERICA LIFESTAGE FUNDS

                                                       [AIG LOGO] SunAmerica
                                                                  Mutual Funds

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS

PRIVACY STATEMENT

SunAmerica collects nonpublic personal information about you from the following sources:

o Information we receive from you on applications or other forms; and

o Information about your AIG SunAmerica Mutual Funds transactions with us or others, including your financial advisor.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

o SunAmerica receives your prior written consent;

o SunAmerica believes the recipient is your authorized representative;

o SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

o SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

--------------------------------------------------------------------------------
February 28, 2003                                                     PROSPECTUS
--------------------------------------------------------------------------------


SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.(R)

SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND
SUNAMERICA MODERATE GROWTH LIFESTAGE FUND
SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


FUND HIGHLIGHTS ............................................................   2

SHAREHOLDER ACCOUNT INFORMATION ............................................  12

MORE INFORMATION ABOUT THE FUNDS ...........................................  20

     FUND INVESTMENT STRATEGIES ............................................  20

     GLOSSARY ..............................................................  21

         INVESTMENT TERMINOLOGY ............................................  21

         RISK TERMINOLOGY ..................................................  22

FUND MANAGEMENT ............................................................  24

FINANCIAL HIGHLIGHTS .......................................................  25

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A

The following questions and answers are designed to give you an overview of SunAmerica Strategic Investment Series, Inc. (the "Company"), and to provide you with information about the SunAmerica LifeStage Funds offered by the Company and their investment goals, principal investment strategies, and principal investment techniques. Each investment goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart under "More Information About the Funds," on page 20 and the glossary that follows on pages 21 to 23.

Q: WHAT ARE THE SUNAMERICA LIFESTAGE FUNDS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?

A:

                        SUNAMERICA               SUNAMERICA               SUNAMERICA
                     AGGRESSIVE GROWTH         MODERAGE GROWTH        CONSERVATIVE GROWTH
                      LIFESTAGE FUND           LIFESTAGE FUND           LIFESTAGE FUND
                     -----------------         ---------------        -------------------
INVESTMENT GOAL      growth of capital        growth of capital     current income and
                                              and current income    growth of capital,
                                                                    with reduced volatility

PRINCIPAL            fund of funds            fund of funds         fund of funds
INVESTMENT
STRATEGY

PRINCIPAL            allocation of assets     allocation of assets  allocation of assets
INVESTMENT           among a combination      among a combination   among a combination
TECHNIQUES           of AIG SunAmerica        of AIG SunAmerica     of AIG SunAmerica
                     Mutual Funds             Mutual Funds          Mutual Funds
                     investing in equity      investing in equity   investing in equity
                     and fixed income         and fixed income      and fixed income
                     securities, with an      securities, with an   securities, with an
                     emphasis on funds        emphasis on funds     emphasis on funds
                     investing in equity      investing in equity   investing in fixed
                     securities               securities            income securities

ADDITIONAL INFORMATION ABOUT THE INVESTMENT TECHNIQUES OF THE SUNAMERICA LIFESTAGE FUNDS

The Funds invest in a combination of AIG SunAmerica Mutual Funds (the "Underlying Funds"). The following chart reflects the projected asset allocation ranges under normal market conditions for each Fund (as invested through the Underlying Funds).

                         SUNAMERICA             SUNAMERICA              SUNAMERICA
                      AGGRESSIVE GROWTH       MODERATE GROWTH       CONSERVATIVE GROWTH
                       LIFESTAGE FUND         LIFESTAGE FUND          LIFESTAGE FUND
                      -----------------       ---------------       -------------------

DOMESTIC EQUITY            45%-85%                30%-75%                 20%-65%
SECURITIES

FOREIGN EQUITY             10%-35%                7%-25%                  5%-15%
SECURITIES

BONDS                      10%-20%                15%-45%                 25%-75%

The Underlying Funds have been selected to represent a reasonable spectrum of investment options for each Fund. The Adviser has based the target investment percentages for each Fund on the degree to which the Adviser believes the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. The Adviser may change these asset allocation ranges from time to time.

--------------------------------------------------------------------------------
A "FUND OF FUNDS" strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

"GROWTH OF CAPITAL" is growth of the value of an investment.
--------------------------------------------------------------------------------

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A "GROWTH"  ORIENTED  philosophy--that  of investing in  securities  believed to offer the potential for long-term growth of capital--focuses on securities considered to have a historical record of above-average earnings growth rate; to have significant potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

A "VALUE" ORIENTED philosophy--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.
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INFORMATION  ABOUT THE  INVESTMENT  STRATEGIES  AND TECHNIQUES OF THE UNDERLYING
FUNDS

The following chart sets forth the principal investment strategies and techniques of the Underlying Funds in which the Funds currently intend to invest. The Adviser may change the particular Underlying Funds from time to time:

                                  PRINCIPAL INVESTMENT          PRINCIPAL INVESTMENT
UNDERLYING FUND                         STRATEGY                     TECHNIQUES
--------------                      -----------------             -----------------
SUNAMERICA CORE               fixed income investing       active trading of investment-grade
BOND FUND                                                  fixed-income securities, or in
                                                           securities issued or guaranteed
                                                           by the U.S. government and
                                                           mortgage-backed or asset-
                                                           backed securities without regard
                                                           to the maturities of such
                                                           securities. Under normal market
                                                           conditions, at least 80% of the
                                                           Fund's assets will be invested in
                                                           bonds

SUNAMERICA HIGH YIELD         fixed income investing       active trading of below-
BOND FUND                                                  investment grade U.S. and
                                                           foreign junk bonds (rated below
                                                           Baa by Moody's and below BBB
                                                           by S&P) without regard to the
                                                           maturities of such securities. For
                                                           purposes of this policy, bonds
                                                           include fixed-income securities
                                                           other than short-term commercial
                                                           paper and preferred stock. Under
                                                           normal market conditions, at least
                                                           80% of the Fund's assets will be
                                                           invested in such securities

SUNAMERICA INTERNATIONAL      international                active trading of equity
EQUITY FUND                                                securities and other securities
                                                           with equity characteristics of
                                                           non-U.S. issuers located in at
                                                           least three countries other than
                                                           the U.S. and selected without
                                                           regard to market capitalization.
                                                           At least 80% of the Fund's net
                                                           assets plus any borrowing for
                                                           investment purposes will be
                                                           invested in such securities

SUNAMERICA GROWTH             growth                       active trading of equity securities
OPPORTUNITIES FUND                                         that demonstrate the potential
                                                           for capital appreciation, issued
                                                           generally by mid-cap companies

SUNAMERICA BLUE CHIP          growth                       active trading of equity securities
GROWTH FUND                                                of Blue Chip companies that
                                                           demonstrate the potential for
                                                           capital appreciation, issued by
                                                           large-cap companies. At least
                                                           80% of the Fund's net assets
                                                           plus any borrowing for
                                                           investment purposes will be
                                                           invested in such securities


FUND HIGHLIGHTS
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A FOCUS strategy is one in which an adviser  actively  invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each adviser of the Focused Multi-Cap Value Portfolio will invest in up to ten securities, and the Portfolio will hold up to a total of 30 securities. Each adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio. Each adviser of the Focused 2000 Growth Portfolio will invest in up to 20 securities and the Portfolio will hold up to a total of 60 securities.
--------------------------------------------------------------------------------

SUNAMERICA GROWTH AND         growth and value             active trading of equity securities,
INCOME FUND                                                issued by companies of any size, that pay
                                                           dividends, demonstrate the potential for
                                                           capital appreciation and/or are believed
                                                           to be undervalued in the market

SUNAMERICA GNMA FUND          fixed income investing       active trading of  mortgage-backed
                                                           securities of high credit quality issued or
                                                           guaranteed by the Government National
                                                           Mortgage Association (GNMA) without
                                                           regard to the maturities of such
                                                           securities. Under normal market
                                                           conditions, at least 80% of the Fund's
                                                           assets will be invested in such securities.

FOCUSED MULTI-CAP VALUE       value and focus              active trading of equity securities selected
PORTFOLIO                                                  on the basis of value criteria, without
                                                           regard to market capitalization

FOCUSED 2000 GROWTH           growth and focus             active trading of equity securities selected
PORTFOLIO                                                  on the basis of growth criteria, issued by
                                                           companies with characteristics similar to
                                                           those contained in the Russell 2000
                                                           Growth Index

SUNAMERICA NEW CENTURY        growth                       active trading of equity securities that
FUND                                                       demonstrate the potential for capital
                                                           appreciation, without regard to market
                                                           capitalization

SUNAMERICA MONEY              invests primarily in high-   invests in high-quality, short-term money
MARKET FUND                   quality money market         market instruments, including
                              instruments selected         securities issued or guaranteed as to
                              principally on the basis of  principal and interest by the U.S.
                              quality and yield            government, its agencies or
                                                           instrumentalities, certificates of deposit,
                                                           bankers' acceptances and time deposits;
                                                           commercial paper and other
                                                           short-term obligations of U.S. and
                                                           foreign corporations; repurchase
                                                           agreements; reverse repurchase
                                                           agreements; and asset-backed securities


Q:   WHAT ARE THE  PRINCIPAL  RISKS OF  INVESTING  IN THE  SUNAMERICA  LIFESTAGE
     FUNDS?

A: The following section describes the principal risks of the SunAmerica LifeStage Funds, while the chart on page 20 describes various additional risks. Each Fund is also exposed to the risks of the Underlying Funds.

RISKS APPLICABLE TO ALL FUNDS

MANAGEMENT RISKS

Each Fund is subject to the risk that the Adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

RISKS OF INVESTING IN EQUITY SECURITIES

Each Fund may invest significantly in Underlying Funds that invest in equity securities ("Underlying Equity Funds"), and the SunAmerica Aggressive Growth LifeStage Fund and SunAmerica Moderate Growth LifeStage Fund invest primarily in Underlying Equity Funds. While each Fund's allocation among several Underlying Equity Funds, in combination with Underlying Funds investing in bonds and other fixed income securities, is designed to cushion losses in any one Underlying Fund or investment sector and to moderate each Fund's overall price swings, the Funds are subject to the risks of changing market conditions generally. Therefore, as with an investment in any equity fund, the value of your

--------------------------------------------------------------------------------

investment in a Fund may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Fund's allocation to Underlying Equity Funds increases.

RISKS OF INVESTING IN BONDS AND OTHER FIXED INCOME SECURITIES

Each Fund may invest significantly in Underlying Funds that invest in bonds and other fixed income securities ("Underlying Income Funds"), and the SunAmerica Conservative Growth LifeStage Fund invests primarily in Underlying Income Funds. While each Fund's allocation of Fund assets among several Underlying Income Funds, in combination with Underlying Equity Funds, is designed to cushion losses in any one Underlying Fund or investment sector and to moderate each Fund's overall price swings, the Funds are subject to the risks to which the Underlying Income Funds are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Income Funds in which it invests, the SunAmerica Conservative Growth Fund's share price and, to a lesser extent, the SunAmerica Aggregate Growth LifeStage Fund and SunAmerica Moderate Growth LifeStage Fund's share price, can be negatively affected when interest rates rise. These risks are expected to increase as a Fund's allocation to Underlying Income Funds increases.

RISKS OF NON-DIVERSIFICATION

The Funds are non-diversified, which means that each Fund can invest a larger portion of its assets in the stock of a single company (E.G., one of the Underlying Funds) than can some other mutual funds. By concentrating on a small number of investments, a Fund's risk is increased because the effect of each holding on the Fund's performance is greater. However, the Underlying Funds are generally diversified mutual funds.

ADDITIONAL PRINCIPAL RISKS

Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, SunAmerica or SunAmerica's affiliates, any government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.

ADDITIONAL  PRINCIPAL RISKS SPECIFIC TO SUNAMERICA  AGGRESSIVE  GROWTH LIFESTAGE
FUND

RISKS OF INVESTING IN SMALL-CAP AND MID-CAP COMPANIES

The SunAmerica Aggressive Growth LifeStage Fund invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

RISKS OF INVESTING IN TECHNOLOGY COMPANIES

The  SunAmerica  Aggressive  Growth  LifeStage  Fund  may  at  times  invest  in
Underlying Funds that have substantial holdings in technology companies. Technology companies may react similarly to certain market pressures and events. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, these Underlying Funds' returns may be considerably more volatile than the returns of funds that do not invest in technology companies.

ADDITIONAL PRINCIPAL RISK SPECIFIC TO SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND AND SUNAMERICA MODERATE GROWTH LIFESTAGE FUND

RISKS OF FOREIGN EXPOSURE

The SunAmerica Aggressive Growth LifeStage Fund and the SunAmerica Moderate Growth LifeStage Fund may invest in Underlying Funds that invest in foreign securities. While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

ADDITIONAL PRINCIPAL RISK SPECIFIC TO SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND AND SUNAMERICA MODERATE GROWTH LIFESTAGE FUND

PREPAYMENT RISKS

The SunAmerica Conservative Growth LifeStage Funds and SunAmerica Moderate Growth LifeStage Funds may invest in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be "prepaid" at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:   HOW HAVE THE FUNDS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual return, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND(CLASS A)1

[The following table represents a bar chart in the printed piece.]

'99     28.92%

'00     -4.62%

'01    -16.60%

'02    -22.65%

During the 4-year period shown in the bar chart, the highest return for a quarter was 20.47% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.05% (quarter ended September 30, 2002).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)

                                                                                     Return Since         Return Since
                                                                     Past One          Inception            Inception
Aggressive Growth LifeStage Fund*                                      Year        Class A, B and I***      Class II***

Returns Before Taxes                               Class A            -27.11%            -4.72%                N/A
                                                   Class B            -26.19%            -4.08%                N/A
                                                   Class II           -24.63%             N/A                 -19.31%
                                                   Class I            -22.44%            -3.30%                N/A
Return After Taxes on Distributions (Class A)                         -27.49%            -6.84%                N/A
Return After Taxes on Distributions and Sale of
  Fund Shares (Class A)+                                              -16.65%            -4.01%                N/A
S&P 500 Index(TM)**                                                   -22.10%            -3.90%               -17.93%
Aggressive Growth LifeStage Blended
  Benchmark Index****                                                 -16.68%            -2.89%               -15.21%
Morningstar Mid-Cap Blend Category*****                               -17.10%             4.44%                -9.95%

   1 Performance information shown for periods prior to November 16, 2001 is that of the Aggressive Growth LifeStyle Fund, a series of North American Funds (the "NAF Aggressive LifeStyle Series"), which was reorganized into the Fund on November 16, 2001 (the "Aggressive Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Aggressive LifeStyle Series"), which was reorganized into the NAF Aggressive LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Aggressive Growth LifeStage Fund Reorganization. The NAF Aggressive LifeStyle Series and the AGSPC2 Aggressive LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Aggressive LifeStyle Series and the AGSPC2 Aggressive LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses and that the fees and expenses of the Underlying Funds may be different. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

   *  Includes sales charges.

  ** S&P 500 IndexTM is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

 *** Class A, Class B and Class I shares commenced offering on November 2, 1998. Class C shares commenced offering on August 10, 2000. On November 16, 2001, upon consummation of the Aggressive Growth LifeStage Fund Reorganization, Class C shares of the NAF Aggressive LifeStyle Series were reorganized as Class II shares of the Fund.

**** The Aggressive Growth LifeStage Blended Benchmark Index is comprised of the Wilshire 5000 Index (65%), Morgan Stanley International(R) Europe, Australasia, Far East ("MSCIEAFE") Index (25%) and Lehman Brothers Aggregate Bond Index (10%).

***** Developed by Morningstar, the Morningstar Mid-Cap Blend Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

   + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

--------------------------------------------------------------------------------

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND    (CLASS A)1

[The following table represents a bar chart in the printed piece.]

'99     18.66%

'00     -0.62%

'01     -9.88%

'02    -16.58%

During the 4-year period shown in the bar chart, the highest return for a quarter was 14.20% (quarter ended December 31, 1999) and the lowest return for a quarter was -12.13% (quarter ended September 30, 2002).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)

                                                                                     Return Since          Return Since
                                                                     Past One          Inception            Inception
Moderate Growth LifeStage Fund *                                       Year        Class A, B and I***      Class II***

Returns Before Taxes                               Class A            -21.39%            -2.24%                N/A
                                                   Class B            -20.38%            -1.53%                N/A
                                                   Class II           -18.69%             N/A                 -13.18%
                                                   Class I            -16.42%            -0.79%                N/A
Return After Taxes on Distributions (Class A)                         -21.87%            -4.10%                N/A
Return After Taxes on Distributions and Sale of
  Fund Shares (Class A)+                                              -13.13%            -2.29%                N/A
S&P 500 Index(TM)**                                                   -22.10%            -3.90%               -18.12%
Moderate Growth LifeStage Blended
  Benchmark Index****                                                 -11.23%            -0.25%               -11.07%
Morningstar Domestic Hybrid Category*****                              -9.71%             0.69%                -5.49%

   1 Performance information shown for periods prior to November 16, 2001 is that of the Moderate Growth LifeStyle Fund, a series of North American Funds (the "NAF Moderate LifeStyle Series"), which was reorganized into the Fund on November 16, 2001 (the "Moderate Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Moderate LifeStyle Series"), which was reorganized into the NAF Moderate LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Moderate Growth LifeStage Fund Reorganization. The NAF Moderate LifeStyle Series and the AGSPC2 Moderate LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Moderate LifeStyle Series and the AGSPC2 Moderate LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses and that the fees and expenses of the Underlying Funds may be different. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

   *  Includes sales charges.

  ** S&P 500 IndexTM is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

 *** Class A, Class B and Class I shares commenced offering on November 2, 1998. Class C shares commenced offering on July 12, 2000. On November 16, 2001, upon consummation of the Moderate Growth LifeStage Fund Reorganization, Class C shares of the NAF Moderate LifeStyle Series were reorganized as Class II shares of the Fund.

**** The Moderate Growth LifeStage Blended Benchmark Index is comprised of the Wilshire 5000 Index (55%), MSCI EAFE Index (15%) and Lehman Brothers Aggregate Bond Index (30%).

***** Developed  by  Morningstar,   the  Morningstar  Domestic  Hybrid  Category
      currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

   + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual return, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND  (CLASS A)1

[The following table represents a bar chart in the printed piece.]

'99     13.70%

'00      1.90%

'01     -5.04%

'02    -10.05%

During the 4-year period shown in the bar chart, the highest return for a quarter was 10.88% (quarter ended December 31, 1999) and the lowest return for a quarter was -7.42% (quarter ended September 30, 2002).

Average Annual Total Returns
(as of the calendar year ended
December 31, 2002)

                                                                                    Return Since           Return Since
                                                                     Past One         Inception             Inception
Conservative Growth LifeStage Fund*                                    Year        Class A, B and I***      Class II***

Returns Before Taxes                               Class A            -15.19%             0.07%                N/A
                                                   Class B            -14.11%             0.74%                N/A
                                                   Class II           -12.46%             N/A                 -7.53%
                                                   Class I             -9.85%             1.56%                N/A
Return After Taxes on Distributions (Class A)                         -15.98%            -1.93%                N/A
Return After Taxes on Distributions and Sale of
  Fund Shares (Class A)+                                               -9.33%            -0.65%                N/A
S&P 500 Index(TM)**                                                   -22.10%            -3.90%              -18.32%
Conservative Growth LifeStage
  Blended Benchmark Index****                                          -5.46%             2.42%               -5.68%
Morningstar Domestic Hybrid Category*****                              -9.71%             0.69%               -5.49%

   1 Performance information shown for periods prior to November 16, 2001 is that of the Conservative Growth LifeStyle Fund, a series of North American Funds (the "NAF Conservative LifeStyle Series"), which was reorganized into the Fund on November 16, 2001 (the "Conservative Growth LifeStage Fund Reorganization"). Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Conservative LifeStyle Series"), which was reorganized into the NAF Conservative LifeStyle Series on July 7, 2000. The Fund commenced operations upon consummation of the Conservative Growth LifeStage Fund Reorganization. The NAF Conservative LifeStyle Series and the AGSPC2 Conservative LifeStyle Series each had a substantially similar investment objective, strategies and policies as does the Fund. The annual returns of the shares of the Fund would differ from those of the NAF Conservative LifeStyle Series and the AGSPC2 Conservative LifeStyle Series only to the extent that the Fund is subject to different sales charges and expenses and that the fees and expenses of the Underlying Funds may be different. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.

   *  Includes sales charges.

  ** S&P 500 IndexTM is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

 *** Class A, Class B and Class I shares commenced offering on November 2, 1998. Class C shares commenced offering on July 20, 2000. On November 16, 2001, upon the consummation of the Conservative Growth LifeStage Fund Reorganization, Class C shares of the NAF Conservative LifeStyle Series were reorganized as Class II shares of the Fund.

**** The Conservative Growth LifeStage Blended Benchmark Index is comprised of the Wilshire 5000 Index (42%), MSCI EAFE Index (8%) and Lehman Brothers Aggregate Bond Index (50%).

***** Developed  by  Morningstar,   the  Morningstar  Domestic  Hybrid  Category
      currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios and price/book ratios similar to those of the Fund.

   + When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Fund will perform in the future.

Q:   WHAT ARE THE FUNDS' EXPENSES?

A: THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

                                                        SUNAMERICA AGGRESSIVE GROWTH           SUNAMERICA MODERATE GROWTH
                                                              LIFESTAGE FUND (9)                   LIFESTAGE FUND (9)
                                                   --------------------------------------  --------------------------------------
                                                   Class A  Class B  Class II  Class I(6)  Class A  Class B  Class II  Class I(6)
                                                   -------  -------  --------  ----------  -------  -------  --------  ----------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) .....................   5.75%     4.00%    2.00%      None       5.75%    4.00%    2.00%     None
   Maximum Sales Charge (Load)
     Imposed on Purchases
     (as a percentage of offering price)(1) .....   5.75%     None     1.00%      None       5.75%    None     1.00%     None
   Maximum Deferred Sales Charge (Load)
     (as a percentage of amount redeemed)(2) ....   None      4.00%    1.00%      None       None     4.00%    1.00%     None
   Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .........................   None      None     None       None       None     None     None      None
   Redemption Fee(3) ............................   None      None     None       None       None     None     None      None
   Exchange Fee .................................   None      None     None       None       None     None     None      None
   Maximum Account Fee ..........................   None      None     None       None       None     None     None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
   Management Fees ..............................   0.10%     0.10%    0.10%      0.10%      0.10%    0.10%    0.10%     0.10%
   Distribution and Service Maintenance Fees(4) .   0.10%     0.75%    0.75%      None       0.10%    0.75%    0.75%     None
   Other Expenses(8) ............................   0.80%     0.60%    2.40%      0.56%      0.46%    0.41%    0.79%     0.30%
                                                  ------   - -----   ------     ------     ------  -------   ------    ------
Total Annual Fund Operating Expenses(5)(7)(10) ..   1.00%     1.45%    3.25%      0.66%      0.66%    1.26%    1.64%     0.40%
                                                  ------   - -----   ------     ------     ------  -------   ------    ------

                                                                 SUNAMERICA CONSERVATIVE GROWTH
                                                                        LIFESTAGE FUND (9)
                                                            -------------------------------------------
                                                            Class A    Class B    Class II   Class I(6)
                                                            -------    -------    --------   ----------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT):
Maximum Sales Charge (Load) ..............................   5.75%      4.00%       2.00%       None
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) ................   5.75%      None        1.00%       None
   Maximum Deferred Sales Charge (Load) (as a percentage
   of amount redeemed)(2) ................................   None       4.00%       1.00%       None
   Maximum Sales Charge (Load) Imposed on
   reinvested Dividends ..................................   None       None        None        None
   Redemption Fee(3) .....................................   None       None        None        None
   Exchange Fee ..........................................   None       None        None        None
   Maximum Account Fee ...................................   None       None        None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):
   Management Fees                                          0.10%       0.10%       0.10%       0.10%
   Distribution and Service Maintenance Fees(4)             0.10%       0.75%       0.75%       None
   Other Expenses(8)                                        0.51%       0.45%       0.77%       0.39%
                                                          ------      ------      ------      ------
Total Annual Fund Operating Expenses(5)(7)(10)              0.71%       1.30%       1.62%       0.49%
                                                          ------      ------      ------      ------

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 12 for more information on the CDSCs.

(3)  A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

(5) Set forth below are the estimated aggregate expenses of the Funds which include the estimated indirect expenses borne by each Fund in connection with its investment in the Underlying Funds. The total annual operating expenses of each LifeStage Fund are as follows: SunAmerica Aggressive Growth LifeStage Fund-Class A-2.42%, Class B-2.87%, Class II-4.67% and Class I-2.08%; SunAmerica Moderate Growth LifeStage Fund-Class A-2.00%, Class B-2.60%, Class II-2.98% and Class I-1.74%; SunAmerica Conservative Growth LifeStage Fund-Class A-1.62%, Class B-2.21%, Class II-2.53%, Class I-1.40%.

     The Funds' actual expenses may be higher or lower as a result of the actual allocation of their assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Funds' own expenses.

(6) Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.

(7) SunAmerica is voluntarily waiving fees and/or reimbursing expenses so that the total net expense rates for Class A, B, II and I of the SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and the SunAmerica Conservative Growth LifeStage Fund do not exceed 0.50%, 1.15%, 1.15% and 0.40% respectively. The expense waiver and fee reimbursement will continue indefinitely, but may be terminated at any time.

(8)  On December 2, 2002, the LifeStage Funds began accruing for other expenses.

(9) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursements" are estimated.

(10) Does not include Underlying Fund expenses that the Funds bear indirectly.

UNDERLYING FUND ALLOCATION

The estimated aggregate expenses are based on expenses of the Underlying Funds' Class I shares shown in the current prospectus for such shares, and assume the following constant allocation by the Funds of their assets among the Underlying
Funds:

                                    AGGRESSIVE GROWTH              MODERATE GROWTH            CONSERVATIVE GROWTH
                                     LIFESTAGE FUND                LIFESTAGE FUND               LIFESTAGE FUND
                                      ------------                  ------------                 ------------
SunAmerica Core Bond Fund                  5%                           15%                          15%
SunAmerica GNMA Fund                       5%                           15%                          35%
SunAmerica High Yield Bond Fund            0%                            0%                           0%
SunAmerica International Equity Fund      20%                           15%                          10%
SunAmerica Growth and Income Fund         10%                           15%                          12%
SunAmerica Blue Chip Growth Fund          20%                           15%                          12%
SunAmerica Growth Opportunities Fund      10%                            3%                           2%
SunAmerica New Century Fund               15%                           10%                           6%
SunAmerica Money Market Fund               0%                            0%                           0%
SunAmerica Style Select Series
  Focused Multi-Cap Value Portfolio       15%                           12%                           8%
  Focused 2000 Growth Portfolio            0%                            0%                           0%
Total                                    100%                          100%                         100%

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                                                                  1 Year     3 Years    5 Years   10 Years
                                                                                  ------     -------    -------   --------
                     SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND+
                     (Class A shares) ..........................................    $806      $1,286     $1,791     $3,173
                     (Class B shares)* .........................................     690       1,189      1,713      3,089
                     (Class II shares) .........................................     663       1,494      2,431      4,800
                     (Class I shares) ..........................................     211         652      1,119      2,410
                     SUNAMERICA MODERATE GROWTH LIFESTAGE FUND+
                     (Class A shares) ..........................................    $766      $1,166     $1,591     $2,768
                     (Class B shares)* .........................................     663       1,108      1,580      2,789
                     (Class II shares) .........................................     498       1,012      1,651      3,366
                     (Class I shares) ..........................................     177         548        944      2,052
                     SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND+
                     (Class A shares) ..........................................    $730      $1,057     $1,406     $2,386
                     (Class B shares)* .........................................     624         991      1,385      2,395
                     (Class II shares) .........................................     454         880      1,432      2,937
                     (Class I shares) ..........................................     143         443        766      1,680

If you did not redeem your shares:
                                                                                  1 Year     3 Years    5 Years    10 Years
                                                                                  ------     -------    -------   --------
                     SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND+
                     (Class A shares) ..........................................    $806      $1,286     $1,791     $3,173
                     (Class B shares)* .........................................     290         889      1,513      3,089
                     (Class II shares) .........................................     563       1,494      2,431      4,800
                     (Class I shares) ..........................................     211         652      1,119      2,410
                     SUNAMERICA MODERATE GROWTH LIFESTAGE FUND+
                     (Class A shares) ..........................................    $766      $1,166     $1,591     $2,768
                     (Class B shares)* .........................................     263         808      1,380      2,789
                     (Class II shares) .........................................     398       1,012      1,651      3,366
                     (Class I shares) ..........................................     177         548        944      2,052
                     SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND+
                     (Class A shares) ..........................................    $730      $1,057     $1,406     $2,386
                     (Class B shares)* .........................................     224         691      1,185      2,395
                     (Class II shares) .........................................     354         880      1,432      2,937
                     (Class I shares) ..........................................     143         443        766      1,680

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 12. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

+ The Adviser is voluntarily waiving fees and/or reimbursing expenses for these funds. The fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or reimbursements:

If you redeem your investment at the end of the periods indicated:

                                                                                   1 Year     3 Year     5 Year    10 Year
                                                                                   ------     ------     ------    -------
                     AGGRESSIVE GROWTH LIFESTAGE FUND
                     Class A ...................................................     623         726        839      1,167
                     Class B* ..................................................     517         665        833      1,216
                     Class II ..................................................     316         462        727      1,484
                     Class I ...................................................      41         128        224        505
                     MODERATE GROWTH LIFESTAGE FUND
                     Class A ...................................................     623         726        899      1,167
                     Class B* ..................................................     517         665        833      1,216
                     Class II ..................................................     316         462        727      1,484
                     Class I ...................................................      41         128        224        505
                     CONSERVATIVE GROWTH LIFESTAGE FUND
                     Class A ...................................................     623         726        839      1,167
                     Class B* ..................................................     517         665        833      1,216
                     Class II ..................................................     316         462        727      1,484
                     Class I ...................................................      41         128        224        505

You would pay the following expense if you did not redeem your shares:
                                                                                   1 Year     3 Year     5 Year    10 Year
                                                                                   ------     ------     ------    -------
                     AGGRESSIVE GROWTH LIFESTAGE FUND
                     Class A ...................................................     623         726        839      1,167
                     Class B* ..................................................     117         365        633      1,216
                     Class II ..................................................     216         462        727      1,484
                     Class I ...................................................      41         128        224        505
                     MODERATE GROWTH LIFESTAGE FUND
                     Class A ...................................................     823         726        839      1,167
                     Class B* ..................................................     117         365        633      1,216
                     Class II ..................................................     216         462        727      1,484
                     Class I ...................................................      41         128        224        505
                     CONSERVATIVE GROWTH LIFESTAGE FUND
                     Class A ...................................................     623         726        839      1,167
                     Class B* ..................................................     117         365        633      1,216
                     Class II ..................................................     216         462        727      1,484
                     Class I ...................................................      41         128        224        505

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Fund offers four classes of shares through this Prospectus: Class A, Class B, Class II and Class I shares.

Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $500,000 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.

CLASS A                           CLASS B                           CLASS II                         CLASS I
o Front-end sales charges, as     o No front-end sales charge;      o Front-end sales charge, as     o Offered exclusively to
  described below. There are        all your money goes to work       described below.                 certain institutions.
  several ways to reduce these      for you right away.
  charges, also described                                           o Higher annual expenses than    o No sales charges.
  below.                          o Higher annual expenses than       Class A shares.
                                    Class A shares.                                                  o Lower annual expenses than
o Lower annual expenses than                                        o Deferred sales charge on         Class A, B, or IIShares.
  Class B or Class II shares.     o Deferred sales charge on          shares you sell within
                                    shares you sell within six        eighteen months of purchase,
                                    years of purchase, as             as described below.
                                    described below.
                                                                    o No conversion to Class A.
                                  o Automatic conversion to
                                    Class A shares approximately
                                    eight years after purchase.

                                  o Purchases in an amount over
                                    $500,000 are generally not
                                    permitted; you should
                                    consult with your financial
                                    adviser to determine whether
                                    other share classes are more
                                    beneficial given your
                                    circumstances.

CALCULATION OF SALES CHARGES
CLASS A.  Sales Charges are as follows:

                                                                  Sales Charge               Concession to Dealers
                                                        ---------------------------------------------------------------
                                                             % OF           % OF NET                 % OF
YOUR INVESTMENT                                         OFFERING PRICE   AMOUNT INVESTED        OFFERING PRICE
                                                        ---------------------------------------------------------------
Less than $50,000 ..................................         5.75%            6.10%                  5.00%
$50,000 but less than $100,000 .....................         4.75%            4.99%                  4.00%
$100,000 but less than $250,000 ....................         3.75%            3.90%                  3.00%
$250,000 but less than $500,000 ....................         3.00%            3.09%                  2.25%
$500,000 but less than $1,000,000 ..................         2.10%            2.15%                  1.35%
$1,000,000 or more .................................         None             None                   1.00%

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:
                     Years after purchase            CDSC on shares being sold
                     1st and 2nd year ...........    4.00%
                     3rd and 4th year ...........    3.00%
                     5th year ...................    2.00%
                     6th year ...................    1.00%
                     7th year and thereafter ....    None

If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSCschedule described above.

CLASS II.  Sales Charges are as follows:

                         Sales Charge               Concession to Dealers
               -----------------------------------------------------------------
                    % OF           % OF NET                 % OF
               OFFERING PRICE   AMOUNT INVESTED        OFFERING PRICE
               -----------------------------------------------------------------
                    1.00%            1.01%                  1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class IIshares in connection with the reorganization of a North American Fund into your Fund, the CDSCschedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSCschedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:

     o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with AIG SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)

     o  participants   in  certain   retirement   plans  that  meet   applicable
        conditions, as described in the Statement of Additional Information

     o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by AIG SunAmerica Capital Services, Inc.

     o selling brokers and their employees and sales representatives and their families

We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with AIG SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.

We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

     o  within one year of the shareholder's death or becoming legally disabled

     o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 591/2 at the time the redemption is made

     o Fund Directors and other individuals, and their families, who are affiliated with a Fund or any fund distributed by AIG Sunamerica Capital Services, Inc.

     o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of Funds distributed by AIG SunAmerica Capital Services, Inc. to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I) of each Fund has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                     ACCOUNT MAINTENANCE AND
                CLASS        DISTRIBUTION FEE              SERVICE FEE
                  A                0.10%                      None
                  B                0.75%                      None
                 II                0.75%                      None

Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets for Class I shares, as compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND II)

     1. Read this prospectus carefully.

     2. Determine how much you want to invest. The minimum initial investment for each class of each Fund is as follows:

          o  non-retirement account: $500

          o  retirement account: $250

          o dollar cost averaging: $500 to open; you must invest at least $25 a month

     The minimum subsequent investment for a Fund is as follows:

          o  non-retirement account: $100

          o  retirement account: $25

     3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 6010.

     4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

     5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

BUYING SHARES (CLASSES A, B AND II)

OPENING AN ACCOUNT                                                ADDING TO AN ACCOUNT

BY CHECK
-----------------------------------------------------------------------------------------------------------------------
     o  Make  out  a  check  for  the   investment                     o  Make out a check for the investment amount
        amount,  payable to the  specific  Fund or                        payable  to  the  specific   Fund  or  AIG
        AIG SunAmerica Funds. An account cannot be                        SunAmerica   Funds.   Shares   cannot   be
        opened with a SunAmerica Money Market Fund                        purchased  with a SunAmerica  Money Market
        or SunAmerica  Municipal Money Market Fund                        Fund or SunAmerica  Municipal Money Market
        check.                                                            Fund check.

     o  Deliver  the  check  and  your   completed                     o  Include the stub from your Fund  statement
        Account   Application  (and   Supplemental                        or a note  specifying the Fund name,  your
        Account  Application,  if  applicable)  to                        share class,  your account  number and the
        your broker or financial advisor,  or mail                        name(s)   in   which   the    account   is
        them to:                                                          registered.

         AIG SunAmerica Fund Services, Inc.                            o  Indicate  the Fund and  account  number in
         c/o NFDS                                                         the memo section of your check.
         P.O. Box 219186
         Kansas City, Missouri 64121                                   o  Deliver  the  check  and your stub to your
                                                                          broker or financial advisor,  or mail them
     o  All  purchases  must be in  U.S.  dollars.                        to:
        Cash will not be  accepted.  A $25.00  fee
        will be charged  for all  checks  returned                         NON-RETIREMENT ACCOUNTS:
        due to insufficient funds.                                         AIG SunAmerica Fund Services, Inc.
                                                                           c/o NFDS
                                                                           P.O. Box 219373
                                                                           Kansas City, Missouri 64121

                                                                           RETIREMENT ACCOUNTS:
                                                                           AIG SunAmerica Fund Services, Inc.
                                                                           c/o NFDS
                                                                           P.O. Box 219373
                                                                           Kansas City, Missouri 64121


BY WIRE
-----------------------------------------------------------------------------------------------------------------------

     o  Deliver your completed application to your                     o  Instruct  your bank to wire the  amount of
        broker or  financial  advisor or fax it to                        your investment to:
        AIG  SunAmerica  Fund  Services,  Inc.  at
        201-324-6496.                                                      State Street Bank & Trust Company
                                                                           Boston, MA
     o  Obtain your account number by referring to                         ABA #0110-00028
        your  statement  or by calling your broker                         DDA # 99029712
        or   financial   advisor  or   Shareholder
        Services at 1-800-858-8850 extension 6010.                Specify the Fund name, your share class, your Fund
                                                                  number,  account  number and the  name(s) in which
     o  Instruct  your bank to wire the  amount of                the account is registered.  Your bank may charge a
        your investment to:                                       fee to wire funds.

         State Street Bank & Trust Company
         Boston, MA
         ABA #0110-00028
         DDA # 99029712

Specify the Fund name, your choice of share class, your new Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.


TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

--------------------------------------------------------------------------------


SELLING SHARES (CLASSES A, B AND II)

HOW                                                               REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISOR
-----------------------------------------------------------------------------------------------------------------------

     o  Accounts of any type.                                          o  Call your broker or  financial  advisor to
                                                                          place your order to sell shares.
     o  Sales of any amount.



BY MAIL
-----------------------------------------------------------------------------------------------------------------------

     o  Accounts of any type.                                          o  Write a letter of  instruction  indicating
                                                                          the Fund  name,  your  share  class,  your
     o  Include all  signatures and any additional                        account  number,  the name(s) in which the
        documents  that may be required  (see next                        account is registered and the dollar value
        page).                                                            or number of shares you wish to sell.

     o  Mail the materials to:                                         o  Sales  of  $100,000  or more  require  the
                                                                          letter of  instruction to have a signature
         AIG SunAmerica Fund Services, Inc.                               guarantee.
         c/o NFDS
         P.O. Box 219186                                               o  A check  will  normally  be  mailed on the
         Kansas City, Missouri 64121                                      next  business  day  to  the  name(s)  and
                                                                          address   in   which   the    account   is
                                                                          registered, or otherwise according to your
                                                                          letter of instruction.

BY PHONE
-----------------------------------------------------------------------------------------------------------------------

     o Most accounts.                                                  o  Call      Shareholder      Services     at
                                                                          1-800-858-8850 extension 6010 between 8:30
     o Sales of less than $100,000.                                       a.m. and 7:00 p.m.  (Eastern time) on most
                                                                          business days. Indicate the Fund name, the
                                                                          name   of  the   person   requesting   the
                                                                          redemption, your share class, your account
                                                                          number,  the  name(s) in which the account
                                                                          is  registered  and the  dollar  value  or
                                                                          number of shares you wish to sell.

                                                                       o  A check will be mailed to the  name(s) and
                                                                          address in which the account is registered
                                                                          or to a different  address  indicated in a
                                                                          written authorization  previously provided
                                                                          to the Fund by the  Shareholder(s)  on the
                                                                          account.


BY WIRE
-----------------------------------------------------------------------------------------------------------------------

     o  Request   by  mail  to  sell  any   amount                     o  Proceeds  will  normally  be  wired on the
        (accounts   of  any  type).   A  signature                        next  business  day.  A $15  fee  will  be
        guarantee   may  be  required  in  certain                        deducted from your account.
        circumstances.

     o  Request   by  phone  to  sell   less  than
        $100,000.





TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

     o  your address of record has changed within the past 30 days

     o  you are selling shares worth $100,000 or more

     o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

     o  a broker or securities dealer

     o  a federal savings, cooperative or other type of bank

     o  a savings and loan or other thrift institution

     o  a credit union

     o  a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Funds are offered exclusively for sale to certain institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and each class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy Class A, B and II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B and II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before the Fund's close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in Underlying Funds that invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Underlying Fund's shares, and consequently the value of the Funds' shares, may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (E.G., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

--------------------------------------------------------------------------------

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of the Funds for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Fund that you purchased prior to January 2, 2002 for another Fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Fund for another Fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of a Fund, are using market timing strategies or making excessive exchanges. A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Fund may also refuse any exchange order without notice.

CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder Services at 1-800-858-8850 extension 6010, for further information. You may sell or exchange certificated shares only by returning the certificates to the Fund, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.

MULTI-PARTY CHECKS. A Fund may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850, extension 6010.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

     o  Make sure you have at least $5,000 worth of shares in your account.

     o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

     o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o  Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of the Fund periodically for the same class of shares of one or more other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. To use:

     o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o  Specify the amount(s). Each exchange must be worth at least $50.

     o Accounts must be registered identically; otherwise a signature guarantee will be required.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (k) plan, 529 plan, and other pension, educational and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850 extension 6074.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from or automatic redemption to your bank account)

     o  after any changes of name or address of the registered owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Portfolio.

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distribution, if any, are paid at least annually by the Funds.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 6010 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, B and II shares of the same Fund as a result of the fact that Class Ishares are not subject to any distribution fee.

TAXABILITY OF DIVIDENDS. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund intends to do, it pays no federal income tax on the earnings that it distributes to shareholders.

Consequently, dividends you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions of the Fund's long-term capital gains are taxable as capital gains regardless of how long you held a Fund's shares; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

BUYING INTO A DIVIDEND. You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Funds must withhold 30% in the year 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years

--------------------------------------------------------------------------------

of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitution for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND INVESTMENT
                                   STRATEGIES

    Each Fund has an investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                             SUNAMERICA                SUNAMERICA                   SUNAMERICA
                         AGGRESSIVE GROWTH           MODERATE GROWTH            CONSERVATIVE GROWTH
                           LIFESTAGE FUND            LIFESTAGE FUND               LIFESTAGE FUND
----------------------------------------------------------------------------------------------------------------------------

What is the Fund's        Growth of capital         Growth of capital           Current income
investment goal?                                    and current income          and growth of capital with
                                                                                reduced volatility
----------------------------------------------------------------------------------------------------------------------------

What principal            Fund of funds                 Fund of funds                   Fund of funds
investment strategy
does the Fund use to
implement its
investment goal?

What are the Fund's       Allocation of assets          Allocation of assets            Allocation of assets
principal investment      among a combination of        among a combination of          among a combination of
techniques?               AIG SunAmerica Mutual         AIG SunAmerica                  AIG SunAmerica
                          Funds investing in            Mutual Funds investing          Mutual Funds investing
                          equity and fixed income       in equity and                   in equity and fixed
                           securities, with an          fixed income securities,        income securities
                          emphasis on funds             with an emphasis                with an emphasis
                          investing in equity           on funds investing              on funds investing
                          securities                    in equity securities            in fixed income securities
----------------------------------------------------------------------------------------------------------------------------

What are the Underlying   o Equity securities           o Equity securities             o Equity securities
Funds' principal          o Foreign securities          o Bonds/fixed income            o Bonds/fixed income
investments?                                              securities                      securities
                                                        o Foreign securities
----------------------------------------------------------------------------------------------------------------------------

What other types of       o Bonds/fixed income          o Short-term investments        o Short-term investments
securities may the          securities                  o Defensive investments         o Defensive investments
Underlying Funds          o Short-term investments      o Options and futures           o Options and futures
normally invest in as     o Defensive investments       o Special situations            o Special situations
part of efficient         o Options and futures
portfolio management      o Special situations
and which may produce
some income?
----------------------------------------------------------------------------------------------------------------------------

What risks may affect     Principal risks:              Principal risks:                 Principal risks:
the Fund (directly or by  o Management risk             o Management risk                o Management risk
investing in the          o Stock market volatility     o Stock market volatility        o Stock market
Underlying volatility     o Securities selection        o Bond market volatility         o Bond market volatility
Funds)?                   o Foreign exposure            o Securities selection           o Securities selection
                          o Non-diversification         o Foreign exposure               o Non-diversification
                          o Small and mid market        o Non-diversification            o Interest rate fluctuations
                            capitalization              o Prepayment                     o Credit quality
                          o Technology companies                                         o Prepayment

                          Non-principal risks:          Non-principal risks:             Non-principal risks:
                          o Bond market volatility      o Interest rate fluctuations     o Small and mid
                          o Interest rate fluctuations  o Credit quality                   market capitalization
                          o Credit quality              o Small and mid                  o Technology companies
                          o Prepayment                    market capitalization          o Foreign exposure
                          o Emerging markets            o Technology companies           o Illiquidity
                          o Illiquidity                 o Emerging markets               o Hedging
                          o Hedging                     o Illiquidity                    o Derivatives
                          o Derivatives                 o Hedging
                                                        o Derivatives

GLOSSARY

--------------------------------------------------------------------------------
The two best-known DEBT RATING AGENCIES are Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. "INVESTMENT GRADE" refers to any security rated "BBB" or above, by Standard & Poor's or "Baa" or above by Moody's, or determined to be of comparable quality by the adviser to the Underlying Fund.
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

A FUND OF FUNDS strategy is an investment strategy in which the assets of the fund are invested in shares of other mutual funds. A fund of funds investment strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.

"GROWTH OF CAPITAL" is growth of the value of an investment.

A BALANCED PORTFOLIO is comprised of a balanced mix of debt (bonds and other fixed income securities) and equity securities.

BONDS AND OTHER FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the adviser to the Underlying Fund). A HIGH YIELD bond (commonly known as "junk bond") is a high risk bond that does not meet the credit quality standards of investment grade securities.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts ("ADRs") or other similar securities that convert into foreign securities such as European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs").

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Funds or the Underlying Funds, as the case may be, with sufficient liquidity to meet redemptions and cover expenses. The Funds may only invest in U.S. government securities and commercial paper as short-term investment.

DEFENSIVE  INVESTMENTS  include high quality fixed income  securities  and money
market   instruments.   The  Underlying  Funds  will  make  temporary  defensive
investments in response to adverse market, economic, political or other conditions. Each Fund may also make temporary defensive investments, but only in securities qualifying for short-term investments. When the Fund or the
Underlying Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

A DERIVATIVE is a financial instrument, such as an option or a future, whose value is based on the performance of an underlying asset or an external benchmark, such as an index.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

The AIG SUNAMERICA MUTUAL FUNDS consist of SunAmerica mutual funds included in the following SunAmerica companies: SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc., SunAmerica Strategic Investment Series, Inc. and other SunAmerica mutual fund companies that may be established in the future. In connection with its fund of funds investment strategy, each Fund invests only in AIG SunAmerica Mutual Funds and short-term investments.

A SPECIAL SITUATION arises when, in the opinion of the adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio.

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in an Underlying Fund's portfolio.

SECURITIES SELECTION: A strategy used by the Funds, or securities selected by the advisers to the Underlying Funds, may fail to produce the intended return.

NON-DIVERSIFICATION: Each Fund is non-diversified and may take concentrated positions on a small number of investments (e.g., holdings in the Underlying Funds). As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the Fund were more diversified. However, the Underlying Funds are generally diversified mutual funds.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the portfolio manager uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or in exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

MANAGEMENT RISK: Each Fund is subject to the risk that the Adviser's selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time or price that the seller would like.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating (especially an issuer of high yield bonds) will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and service, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

--------------------------------------------------------------------------------

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates an Underlying Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by an Underlying Fund may exhibit price characteristics of longer-term debt securities.

FUND MANAGEMENT
--------------------------------------------------------------------------------

FUND MANAGEMENT

ADVISER. AIG SunAmerica Asset Management Corp. ("SunAmerica"), located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, was organized in 1982 under the laws of Delaware, and manages, advises and/or administers assets in excess of $31 billion as of December 31, 2002. SunAmerica manages each Fund, supervises the daily business affairs of each Fund and provides various administrative services to each Fund. In addition, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust,
Seasons Series Trust, VALIC Company I, VALIC Company II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Style Select Series, Inc.

For each Fund, SunAmerica is responsible for decisions to select Underlying Funds and to allocate and reallocate Fund assets among the Underlying Funds.

For each Fund the annual rate of the investment advisory fee paid to SunAmerica for the fiscal year ended October 31, 2002, as a percentage of average daily net assets, is 0.10%. Prior to November 16, 2001, the SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund operated as, respectively, the Aggressive Growth LifeStyle Fund, Moderate Growth LifeStyle Fund and Conservative Growth LifeStyle Fund, each a series of the North American Funds.

The  Funds  will  be  managed  by  a  team  of   SunAmerica   asset   allocation
professionals.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the front-end and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of the Funds. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers;
(ii) tickets for entertainment  events (such as concerts or sporting events); or
(iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of a Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, receives reimbursements from the Funds of its costs, which include all direct transfer agency fees and out-of-pocket expenses.

SunAmerica, the Distributor and Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers llp, whose report, along with each Fund's financial statements are incorporated by reference in the Fund's Statement of Additional Information, which is available upon request.

SUNAMERICA AGGRESSIVE GROWTH LIFESTAGE FUND


                                             NET
                                         GAIN/(LOSS)
                                             ON
                         NET       NET     INVEST-        TOTAL   DIVIDENDS DISTRI-            NET               NET
                        ASSET    INVEST-    MENTS         FROM    FROM NET  BUTIONS           ASSET             ASSETS
                       VALUE,     MENT      (BOTH        INVEST-   INVEST-   FROM    TOTAL    VALUE,            END OF
YEAR                  BEGINNING  INCOME/  REALIZED AND    MENT      MENT    CAPITAL  DISTRI-  END OF    TOTAL   PERIOD
ENDED                OF PERIOD  (LOSS)(1) UNREALIZED)  OPERATIONS  INCOME    GAINS   BUTIONS  PERIOD  RETURN(2) (000'S)
-----                ---------- --------- ------------ ---------- -------- --------  -------  ------  --------- -------
                                                                         CLASS A
                                                                         -------
10/31/99 .........    $10.00     $0.07      $1.91        $1.98    $(0.06)  $   --    $(0.06)  $11.92    19.65% $ 1,929
10/31/00 .........     11.92      1.39       0.53         1.92     (0.98)   (0.15)    (1.13)   12.71    16.27    4,064
10/31/01 .........     12.71      0.51      (3.28)       (2.77)    (0.50)   (1.62)    (2.12)    7.82   (24.89)   3,417
10/31/02 .........      7.82      0.10      (1.39)       (1.29)    (0.07)      --     (0.07)    6.46   (16.68)   2,872

                                                                         CLASS B
                                                                         -------
10/31/99 .........    $10.00     $0.06      $1.89        $1.95    $(0.05)  $   --    $(0.05)  $11.90    19.52% $ 4,915
10/31/00 .........     11.90      1.46       0.48         1.94     (0.96)   (0.15)    (1.11)   12.73    16.30   13,450
10/31/01 .........     12.73      0.44      (3.28)       (2.84)    (0.46)   (1.62)    (2.08)    7.81   (25.39)  12,695
10/31/02 .........      7.81      0.05      (1.40)       (1.35)    (0.01)      --     (0.01)    6.45   (17.31)   9,992

                                                                         CLASS II*
                                                                         ---------
8/10/00-
10/31/00(3) ......    $13.03     $0.86     $(1.09)      $(0.23)   $   --   $   --     $  --   $12.80    (1.77)% $  184
10/31/01 .........     12.80      0.44      (3.29)       (2.85)    (0.46)   (1.62)    (2.08)    7.87   (25.33)     235
10/31/02 .........      7.87      0.04      (1.39)       (1.35)    (0.01)      --     (0.01)    6.51   (17.18)     286

                                                                         CLASS I
                                                                         -------
10/31/99 .........    $10.00     $0.07      $1.90        $1.97    $(0.06)   $   --   $(0.06)  $11.91    19.71% $ 1,547
10/31/00 .........     11.91      1.59       0.34         1.93     (0.96)   (0.15)    (1.11)   12.73    16.22    5,004
10/31/01 .........     12.73      0.46      (3.23)       (2.77)    (0.50)   (1.62)    (2.12)    7.84   (24.81)   5,518
10/31/02 .........      7.84      0.10      (1.38)       (1.28)    (0.08)      --     (0.08)    6.48   (16.52)   5,910

  RATIO
OF TOTAL
EXPENSES   INCOME
   TO        TO
 AVERAGE   AVERAGE  PORTFOLIO
   NET       NET     TURNOVER
 ASSETS(5) ASSETS(5)   RATE
---------- --------- --------


   0.10%      0.63%      9%
   0.12      10.81      53
   0.20       5.62      86
   0.20       1.33     158



   0.10%      0.66%      9%
   0.24      11.51      53
   0.85       4.82      86
   0.85       0.70     158




   0.73%(4)  39.30%(4)  53%
   0.85       4.82      86
   0.85       0.56     158



   0.10%      0.62%      9%
   0.15      12.62      53
   0.10       5.12      86
   0.10       1.36     158


------------
(1) Calculated based upon average shares outstanding.

(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.

(3) Commencement of operations.

(4) Annualized.

(5) Amounts do not include the expenses of the underlying funds.

* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SUNAMERICA MODERATE GROWTH LIFESTAGE FUND


                                             NET
                                         GAIN/(LOSS)
                                             ON
                         NET       NET     INVEST-        TOTAL   DIVIDENDS DISTRI-            NET               NET
                        ASSET    INVEST-    MENTS         FROM    FROM NET  BUTIONS           ASSET             ASSETS
                       VALUE,     MENT      (BOTH        INVEST-   INVEST-   FROM    TOTAL    VALUE,            END OF
YEAR                  BEGINNING  INCOME/  REALIZED AND    MENT      MENT    CAPITAL  DISTRI-  END OF    TOTAL   PERIOD
ENDED                OF PERIOD  (LOSS)(1) UNREALIZED)  OPERATIONS  INCOME    GAINS   BUTIONS  PERIOD  RETURN(2) (000'S)
-----                ---------- --------- ------------ ---------- -------- --------  -------  ------  --------- -------
                                                                         CLASS A
                                                                         -------
10/31/99 .........    $10.00     $0.14      $1.39        $1.53    $(0.13)   $  --    $(0.13)  $11.40    15.20% $ 1,918
10/31/00 .........     11.40      0.99       0.50         1.49     (0.73)   (0.09)    (0.82)   12.07    13.27    3,396
10/31/01 .........     12.07      0.55      (2.21)       (1.66)    (0.38)   (1.15)    (1.53)    8.88   (15.06)   3,876
10/31/02 .........      8.88      0.18      (1.30)       (1.12)    (0.11)      --     (0.11)    7.65   (12.77)   3,697

                                                                         CLASS B
                                                                         -------
10/31/99 .........    $10.00     $0.12      $1.41        $1.53    $(0.11)   $  --    $(0.11)  $11.42    15.26% $ 5,553
10/31/00 .........     11.42      1.02       0.47         1.49     (0.74)   (0.09)    (0.83)   12.08    13.22   11,843
10/31/01 .........     12.08      0.47      (2.19)       (1.72)    (0.34)   (1.15)    (1.49)    8.87   (15.56)  13,412
10/31/02 .........      8.87      0.12      (1.30)       (1.18)    (0.05)      --     (0.05)    7.64   (13.38)  12,036

                                                                         CLASS II*
                                                                         ---------
7/12/00-
10/31/00(3) ......    $12.77     $0.73     $(1.03)      $(0.30)   $(0.36)   $  --    $(0.36)  $12.11    (2.30)% $  183
10/31/01 .........     12.11      0.28      (2.02)       (1.74)    (0.34)   (1.15)    (1.49)    8.88   (15.69)     738
10/31/02 .........      8.88      0.10      (1.28)       (1.18)    (0.05)      --     (0.05)    7.65   (13.37)     970

                                                                         CLASS I
                                                                         -------
10/31/99 .........    $10.00     $0.15      $1.38        $1.53    $(0.14)   $  --    $(0.14)  $11.39    15.35% $ 1,537
10/31/00 .........     11.39      1.16       0.32         1.48     (0.72)   (0.09)    (0.81)   12.06    13.10    5,439
10/31/01 .........     12.06      0.47      (2.12)       (1.65)    (0.38)   (1.15)    (1.53)    8.88   (14.97)   8,707
10/31/02 .........      8.88      0.17      (1.27)       (1.10)    (0.13)      --     (0.13)    7.65   (12.66)  10,932

               RATIO
  RATIO       OF NET
OF TOTAL    INVESTMENT
EXPENSES      INCOME
   TO           TO
 AVERAGE     AVERAGE      PORTFOLIO
   NET         NET         TURNOVER
 ASSETS(5)   ASSETS(5)       RATE
----------   ---------     --------


   0.10%        1.33%         11%
   0.12         8.27          47
   0.20         5.68          79
   0.20         2.10         156



   0.10%        1.40%         11%
   0.23         8.53          47
   0.85         4.83          79
   0.85         1.44         156




   0.80%(4)    19.82%(4)      47%
   0.85         2.96          79
   0.85         1.22         156



   0.10%        1.42%         11%
   0.15         9.91          47
   0.10         4.90          79
   0.85         2.07         156

-----------

(1) Calculated based upon average shares outstanding.


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.

(3) Commencement of operations.

(4) Annualized.

(5) Amounts do not include the expenses of the underlying funds.

* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

--------------------------------------------------------------------------------

SUNAMERICA CONSERVATIVE GROWTH LIFESTAGE FUND


                                             NET
                                         GAIN/(LOSS)
                                             ON
                         NET       NET     INVEST-        TOTAL   DIVIDENDS DISTRI-            NET               NET
                        ASSET    INVEST-    MENTS         FROM    FROM NET  BUTIONS           ASSET             ASSETS
                       VALUE,     MENT      (BOTH        INVEST-   INVEST-   FROM    TOTAL    VALUE,            END OF
YEAR                  BEGINNING  INCOME/  REALIZED AND    MENT      MENT    CAPITAL  DISTRI-  END OF    TOTAL   PERIOD
ENDED                OF PERIOD  (LOSS)(1) UNREALIZED)  OPERATIONS  INCOME    GAINS   BUTIONS  PERIOD  RETURN(2) (000'S)
-----                ---------- --------- ------------ ---------- -------- --------  -------  ------  --------- -------
                                                                         CLASS A
                                                                         -------
10/31/99 ..........   $10.00     $0.21      $1.02        $1.23    $(0.20)   $  --    $(0.20)  $11.03    12.30% $ 1,790
10/31/00 ..........    11.03      0.87       0.39         1.26     (0.60)   (0.10)    (0.70)   11.59    11.61    3,420
10/31/01 ..........    11.59      0.55      (1.40)       (0.85)    (0.37)   (0.99)    (1.36)    9.38    (7.91)   3,459
10/31/02 ..........     9.38      0.25      (1.00)       (0.75)    (0.20)      --     (0.20)    8.43    (8.18)   3,699

                                                                         CLASS B
                                                                         ------
10/31/99 ..........   $10.00     $0.18      $1.05        $1.23    $(0.17)   $  --    $(0.17)  $11.06    12.21% $ 5,880
10/31/00 ..........    11.06      0.81       0.45         1.26     (0.59)   (0.10)    (0.69)   11.63    11.66   10,354
10/31/01 ..........    11.63      0.50      (1.43)       (0.93)    (0.33)   (0.99)    (1.32)    9.38    (8.60)   9,908
10/31/02 ..........     9.38      0.20      (1.01)       (0.81)    (0.13)      --     (0.13)    8.44    (8.80)   7,417

                                                                         CLASS II*
                                                                         --------
7/20/00-
10/31/00(3) .......   $11.95     $0.74     $(0.73)      $(0.01)     $(0.27) $  --    $(0.27)  $11.69     0.06%  $  150
10/31/01 ..........    11.69      0.34      (1.31)       (0.97)    (0.33)   (0.99)    (1.32)    9.40    (8.93)     642
10/31/02 ..........     9.40      0.16      (0.97)       (0.81)    (0.13)      --     (0.13)    8.46    (8.78)   1,223

                                                                         CLASS I
                                                                         -------
10/31/99 ..........   $10.00     $0.21      $1.02        $1.23    $(0.20)   $  --    $(0.20)  $11.03    12.24% $ 1,508
10/31/00 ..........    11.03      0.91       0.33         1.24     (0.58)   (0.10)    (0.68)   11.59    11.54    4,484
10/31/01 ..........    11.59      0.54      (1.38)       (0.84)    (0.37)   (0.99)    (1.36)    9.39    (7.80)   5,409
10/31/02 ..........     9.39      0.26      (0.99)       (0.73)    (0.22)      --     (0.22)    8.44    (8.05)   5,941

               RATIO
  RATIO       OF NET
OF TOTAL    INVESTMENT
EXPENSES      INCOME
   TO           TO
 AVERAGE     AVERAGE      PORTFOLIO
   NET         NET         TURNOVER
 ASSETS(5)   ASSETS(5)       RATE
----------   ---------     --------


   0.10%        2.01%        10%
   0.12         7.62         45
   0.20         5.63         85
   0.20         2.79        199



   0.10%        2.11%        10%
   0.23         7.15         45
   0.85         5.08         85
   0.85         2.19        199




   0.86%(4)    22.43%(4)     45%
   0.85         3.43         85
   0.85         1.88        199



   0.10%        2.01%        10%
   0.15         8.15         45
   0.10         5.46         85
   0.10         2.87        199

---------------
(1) Calculated based upon average shares outstanding.


(2) Total return is not annualized and does not reflect sales load. It does include expense reimbursements.

(3) Commencement of operations.

(4) Annualized.

(5) Amounts do not include the expenses of the underlying funds.

* In conjunction with the reorganization, Class C shares were re-designated as Class II shares on November 16, 2001.

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

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected each Fund's performance during the last applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about each Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

         AIG SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         Harborside Financial Center
         3200 Plaza 5
         Jersey City, NJ 07311-4992
         1-800-858-8850
         www.sunamericafunds.com

or

by calling your broker or financial advisor.


Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.



DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.
INVESTMENT COMPANY ACT
File No. 811-9169

DISTRIBUTED BY:

AIG SUNAMERICA CAPITAL SERVICES, INC.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992
800-858-8850

For more complete information on any of the mutual funds distributed by AIG SunAmerica Capital Services, Inc., including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

www.sunamericafunds.com

LSPRO-02/03

                                                       [AIG LOGO] SunAmerica
                                                                  Mutual Funds